                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                            LIZ CLAIBORNE,INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                           [LIZ CLAIBORNE, INC. LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
  LIZ CLAIBORNE, INC.

     The annual meeting of stockholders of Liz Claiborne, Inc., a Delaware corporation (the "Company"), will be held at the Company's offices at One Claiborne Avenue, North Bergen, New Jersey, on Thursday, May 11, 2000, at 10:00 a.m., local time, for the following purposes:

     1. To elect three directors to serve until the 2003 annual meeting of stockholders and until their respective successors are duly elected and qualified;

     2. To approve the Liz Claiborne, Inc. 2000 Stock Incentive Plan;

     3. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the 2000 fiscal year; and

     4. To transact such other business as may be properly brought before the meeting and any adjournments or postponements thereof.

     Only stockholders of record at the close of business on March 24, 2000, are entitled to notice of and to vote at the annual meeting and any adjournments or postponements thereof.

     Your attention is called to the Proxy Statement on the following pages. We hope that you will attend the meeting in person. If you need directions to the meeting site, please call 201-295-6222. Your Board of Directors and management look forward to greeting those stockholders able to attend. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE.

                                              By Order of the Board of
                                                     Directors,

                                             /s/ Roberta Schuhalter Karp
                                               ROBERTA SCHUHALTER KARP
                                              Vice President - Corporate
                                                      Affairs,
                                            General Counsel and Secretary

New York, New York
March 31, 2000
     YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                           [LIZ CLAIBORNE, INC. LOGO]

                                PROXY STATEMENT

     This Proxy Statement and enclosed form of proxy are being furnished commencing on or about March 31, 2000, in connection with the solicitation by the Board of Directors of Liz Claiborne, Inc. (the "Company") of proxies in the enclosed form for use at the annual meeting of stockholders to be held on Thursday, May 11, 2000, and any adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted as specified in the proxy. If no instructions are given, proxies will be voted FOR the election of the nominees named below under the caption "Proposal 1 -- Election of Directors -- Nominees for Election;" FOR the approval of the Liz Claiborne, Inc. 2000 Stock Incentive Plan (the "2000 Plan"); FOR the ratification of the appointment of Arthur Andersen LLP as independent public accountants of the Company for the 2000 fiscal year; and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Annual Meeting. Any proxy may be revoked by written notice received by the Secretary of the Company at the Company's principal executive offices at 1441 Broadway, New York, New York 10018 at any time prior to the voting thereof.

     Only stockholders of record at the close of business on March 24, 2000, are entitled to notice of and to vote at the Annual Meeting. As of the close of business on March 24, 2000, there were 55,236,230 shares of the Company's Common Stock, par value $1.00 per share (the "Common Stock"), outstanding. Each share of Common Stock entitles the record holder thereof to one vote on all matters properly brought before the Annual Meeting.

     Abstentions may be specified on all proposals being submitted other than election of directors. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will not be treated as shares present and voting on the proposals set out in this Proxy Statement, and will have no effect on the outcome of such proposals.

     Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from the owners. If instructions are not received, brokers may vote the shares in their discretion, depending upon the type of proposals involved. "Broker non-votes" result when brokers are precluded by the New York Stock Exchange from exercising their discretion on certain types of proposals. Brokers have discretionary authority to vote on the proposals set out in this Proxy Statement other than the approval of the 2000 Plan. The inspectors of election will treat broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares present and voting on a specific proposal, thus having no effect on the outcome of such proposal.

     If a stockholder participates in the Company's Dividend Reinvestment Plan (the "DRIP"), the proxy to vote shares represents the number of shares held in custody for the stockholder pursuant to the DRIP, as well as shares registered in the stockholder's own name. Accordingly, First Chicago Trust Company of New York, as Agent for the DRIP, will cause shares held for the account of stockholders participating in the DRIP to be voted in the same way as the stockholder votes shares registered in his or her own name. If the stockholder does not give a proxy, such shares will not be voted. The Company will mail a proxy and this Proxy Statement to all persons who, according to the records of the Company's Transfer Agent, hold shares of Common Stock beneficially in the DRIP but do not own any other shares of Common Stock.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

NOMINEES FOR ELECTION

     The members of the Company's Board of Directors are divided into three classes with the term of office of one class expiring each year. At the Annual Meeting, three Directors will be elected to serve a three-year term (until the 2003 annual meeting) and until their respective successors are duly elected and qualified. Unless authority to vote for the election of Directors is withheld, the enclosed proxy will be voted FOR the election of the nominees named below. Directors are elected by a plurality of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director as the holders of the proxies may, in their discretion, determine.

     Bernard W. Aronson, Nancy J. Karch and Paul E. Tierney, Jr., each of whom is presently a Director of the Company, have been nominated by the Board of Directors for re-election to the Board, to serve until the 2003 annual meeting and until their respective successors are duly elected and qualified. Ann M. Fudge, a Director of the Company since 1993, will be leaving the Board at the expiration of her current term at the Annual Meeting.

INFORMATION CONCERNING THE DIRECTORS

     Background information with respect to the nominees for election and the eight Directors whose terms of office will continue after the Annual Meeting appears below. See "Security Ownership of Management" for information regarding such persons' holdings of Common Stock.

NOMINEES TO SERVE UNTIL 2003:

     BERNARD W. ARONSON -- Mr. Aronson, 53, was elected a Director of the Company in 1998. Mr. Aronson has been Managing Partner of ACON Investments LLC, a private investment vehicle, since 1996. He served as International Advisor to Goldman Sachs & Co. from 1993 to 1996 and as Assistant Secretary of State for Inter-American Affairs from 1989 to 1993. Mr. Aronson is also a director of Royal Caribbean Cruises Ltd., a global cruise company.

     NANCY J. KARCH -- Ms. Karch, 52, was elected a Director of the Company in January 2000. Ms. Karch was a senior partner of McKinsey & Co., an independent consulting firm, from 1988 until her retirement in 2000. She had served in various executive capacities at McKinsey since 1974. Ms. Karch is a member of McKinsey's Advisory Council and a director of Nabisco Group Holdings Corp. and Nabisco Holdings Corp., a food products company.

     PAUL E. TIERNEY, JR. -- Mr. Tierney, 57, was elected a Director of the Company in 1995. Mr. Tierney is the General Partner of Darwin Capital Partners, an entity formed in 1999 to invest in Internet-related securities. He is also a co-founding Member of Development Capital, LLC, a private investment vehicle formed in 1996. From 1978 to 1996, Mr. Tierney served as Managing Director of Gollust, Tierney & Oliver, an investment banking partnership. He is Chairman of the Board of Directors of TechnoServe, Inc., a not-for profit corporation, and D.C. United, a major league soccer team, and also serves as a director of UAL Corporation, an air transportation company, C & B Publishing plc (UK), APB News.Com, The Argentine Investment Fund, and St. John's College.

DIRECTORS WHOSE TERMS EXPIRE IN 2002:

     PAUL R. CHARRON -- Mr. Charron, 57, joined the Company as Vice Chairman and Chief Operating Officer, and became a Director, in 1994. In 1995, Mr. Charron became President (a position he held until October 1996) and Chief Executive Officer of the Company. In 1996, Mr. Charron became Chairman of the Board of the Company. Prior to joining the Company, Mr. Charron served in various executive capacities at

VF Corporation, an apparel manufacturer, from 1988. Mr. Charron is also a director of C-Bridge Internet Solutions, Inc., a provider of Internet-based solutions.

     J. JAMES GORDON -- Mr. Gordon, 69, has served as a Director of the Company since 1977. Since 1984, Mr. Gordon has been President of Gordon Textiles International, Ltd., a consultant and distributor/importer of apparel fabrics. Mr. Gordon is also a director of Cornerstone Bancorp, Inc., a regional commercial bank.

     KAY KOPLOVITZ -- Ms. Koplovitz, 54, was elected a Director of the Company in 1992. Since January 2000, she has served as Chief Executive Officer of Working Women Network, a cable television programming company, and since 1998, she has been a principal of Koplovitz & Co., a media and communications consulting company. Ms. Koplovitz was the founder of USA Networks, an international cable television programming company, and served as its Chairman and Chief Executive Officer from 1980 to 1998. Ms. Koplovitz is also a director of Nabisco Holdings Corp., a food products company, and Oracle Corporation, a computer software company.

     CHRISTINE A. POON -- Ms. Poon, 47, was elected a Director of the Company in January 2000. Since 1998, Ms. Poon has served as President, International Medicines, for Bristol-Myers Squibb Company, a pharmaceutical company. She has served in various executive capacities at Bristol-Myers since 1985, including President, Medical Devices Group, from 1997 to 1998; President, Latin America and Canada, Worldwide Pharmaceutical Group, in 1997; Senior Vice President, Intercontinental Northern Region and Canada, from 1996 to 1997; Vice President, Northern Region Latin America, Intercontinental, from 1995 to 1996; Vice President OPS-Planning - Intercontinental and President, Canada, in 1995; and President and General Manager - Canada, Pharmaceutical Group - Intercontinental, from 1994 to 1995.

DIRECTORS WHOSE TERMS EXPIRE IN 2001:

     ROGER N. FARAH -- Mr. Farah, 47, was elected a Director of the Company in 1998. Mr. Farah has served as Chairman of the Board of Venator Group, Inc., retail merchants, since 1994, and served as Chief Executive Officer of Venator from 1994 to 1999. From July to October 1994, he served as President and Chief Operating Officer of R.H. Macy & Co., Inc., and from 1991 to July 1994, he was Chairman of the Board and Chief Executive Officer of Federated Merchandising Services, a division of Federated Department Stores, Inc., retail merchants. Mr. Farah is a member of the Undergraduate Executive Board of The Wharton School of Business of the University of Pennsylvania.

     RAUL J. FERNANDEZ -- Mr. Fernandez, 33, was elected a Director of the Company in March 2000. Mr. Fernandez is the founder of Proxicom, Inc., an Internet development and e-business consulting company, and has served as its Chairman of the Board and Chief Executive Officer since its inception in 1991, and as its President from 1991 to 2000. Mr. Fernandez is also a director of the Northern Virginia Technology Council, a trade organization, and a partner in Lincoln Holdings LLC, which owns the Washington Capitals of the National Hockey League and a significant interest in the Washington Wizards of the National Basketball Association.

     GEORGE L. JONES -- Mr. Jones, 49, was elected a Director of the Company in 1999. Mr. Jones has served as President - Worldwide Licensing at the Warner Brothers consumer products division of Time Warner Inc., an international entertainment and media company, since 1994, and additionally as President - Warner Brothers Studio Stores since 1998. Mr. Jones served as President and Chief Executive Officer of Rose's Stores, Inc., retail merchants, from 1991 to 1994.

     KENNETH P. KOPELMAN -- Mr. Kopelman, 48, was elected a Director of the Company in 1996. Mr. Kopelman has been a partner in the New York City law firm of Kramer Levin Naftalis & Frankel LLP, corporate counsel to the Company, for more than 15 years and served as the Company's Secretary from 1991 to 1996. Mr. Kopelman is also a director of Mobius Management Systems, Inc., a computer software company.

MEETINGS, COMMITTEES AND COMPENSATION OF THE BOARD

     The Board of Directors met six times during the 1999 fiscal year. During such year, each Director attended more than 75% of the meetings held by the Board of Directors and the committees on which he or she served. The Company's Board also acts from time to time by unanimous written consent in lieu of meetings.

     The Board of Directors has four standing committees, all of which are composed solely of non-management Directors of the Company: the Audit Committee, the Compensation Committee, the Committee on Directors and the Finance Committee.

     Audit Committee. This Committee recommends to the Board the independent public accountants to be engaged, reviews the audit plan and results of the auditing engagement with such accountants, reviews the independence and fees of, and approves non-audit services provided by, such accountants, and reviews with the accountants the overall internal accounting controls and other matters. The Committee, whose present members are Bernard W. Aronson, Raul J. Fernandez, Ann
M. Fudge (chair), J. James Gordon, George L. Jones, Nancy J. Karch, Kenneth P. Kopelman, Kay Koplovitz and Christine A. Poon, held five meetings during the 1999 fiscal year.

     Compensation Committee. This Committee determines the salaries and bonuses for the Chief Executive Officer, President and Chief Financial Officer, approves the general policies applicable to salaries and bonuses for the other executive officers, makes all award decisions regarding equity-based compensation plans, and makes recommendations to the Board and senior management regarding Company compensation programs. The Committee, whose present members are Roger N. Farah,
J. James Gordon, Nancy J. Karch, Kay Koplovitz (chair) and Paul E. Tierney, Jr., held three meetings during the 1999 fiscal year.

     Committee on Directors. This Committee is responsible for making recommendations with respect to the nominations by the Board of qualified candidates to serve as Directors of the Company and reviewing and advising the Board on issues of corporate governance and corporate responsibility, as well as directorship practices. The Committee, whose present members are Roger N. Farah, Ann M. Fudge, J. James Gordon (chair), George L. Jones and Christine A. Poon, held six meetings during the 1999 fiscal year. For a description of the procedures under which stockholders may nominate persons for election as directors, see "Stockholder Proposals and Nominations" below.

     Finance Committee. This Committee advises the Board on a variety of corporate finance issues, including the Company's policies regarding dividends, issuances and purchases of securities, capital expenditures and proposed acquisition and divestiture matters. The Committee, whose present members are Bernard W. Aronson, Raul J. Fernandez, Kenneth P. Kopelman and Paul E. Tierney, Jr. (chair), held eight meetings during the 1999 fiscal year.

     The Company currently pays its non-management Directors an annual retainer of $30,000, $15,000 of which is paid in shares of the Company's Common Stock as described below, plus $1,000 for each Board meeting, executive session and committee meeting attended. In addition, each committee chair receives an additional annual retainer of $4,000. Directors are reimbursed for out-of-pocket travel expenses incurred in connection with attendance at Board and committee meetings. In addition, the Company provides each Director with an annual $4,000 clothing allowance to be applied toward the purchase of Company products. Directors who are employees of the Company receive no fees or compensation for their services as Directors.

     The Company has, since 1991, paid a portion of each Director's annual retainer in shares of Common Stock pursuant to the Liz Claiborne, Inc. Outside Directors' 1991 Stock Ownership Plan, as amended (the "Outside Director Plan"). Under the Outside Director Plan, each non-management Director having served as such for at least six months receives an annual award of shares of Common Stock having a value of $15,000 on the first business day of each fiscal year; newly elected non-management Directors receive such an award upon their election to the Board. During fiscal 1999, the following awards of shares of Common Stock were made under the Outside Director Plan: 475 shares on January 4, 1999 to each of Mss. Fudge and Koplovitz and Messrs. Aronson, Farah, Gordon, Kopelman and Tierney, and 461 shares on March 3, 1999 to Mr. Jones (all such Directors, collectively, the "Director Recipients"). All shares awarded under the Outside Director Plan are nontransferable for a period of three years following the applicable award date, subject to exceptions in the case of death or retirement from the Board.

     The Outside Director Plan also provides for each non-management Director to receive a grant of options to purchase 1,000 shares of Common Stock on the first business day of each fiscal year of the Company; newly elected non-management Directors receive such an award upon their election to the Board. All options granted under such Plan carry terms substantially equivalent to options granted to Company employees under the stockholder-approved Liz Claiborne, Inc. 1992 Stock Incentive Plan, as amended (the "1992 Plan"): an exercise price equal to the market price on the grant date, a term of ten years, and a vesting schedule of 25% on each of the first and second anniversaries of the grant date, with the remaining 50% vesting on the third anniversary, subject to earlier vesting on a change of control (as defined in the Outside Director Plan) or upon death or retirement from the Board after at least five years of service. During fiscal 1999, the following awards of options were made under the Outside Director Plan: options covering 1,000 shares (at an exercise price of $31.5625) on January 4, 1999 to each of the Director Recipients other than Mr. Jones; options covering 1,000 shares (at an exercise price of $32.50) on March 3, 1999 to Mr. Jones.

     The Outside Director Plan further enables each non-management Director to elect prior to any calendar year to defer cash and/or Common Stock fees otherwise payable in that and succeeding calendar years. Deferred cash fees are deemed invested in phantom shares of Common Stock or credited with imputed interest at the prime rate plus one percent, whichever the Director specifies at the time of election. Deferred Common Stock fees are deemed invested in phantom shares of Common Stock, with dividends deemed reinvested in additional phantom shares.

     The Board has adopted a share ownership guideline, which sets out the Board's expectation that each Director will over time accumulate a holding of shares of Common Stock having a value equal to twice his or her annual retainer.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During fiscal 1999, the Company and certain of its contractors purchased, in the ordinary course of their business for use in the manufacture of Company products, fabric from certain European textile mills for which Gordon Textiles International, Ltd, ("GTIL") acts as a sales agent in the United States. J. James Gordon, a Director of the Company, is the sole shareholder of GTIL. Such fabric purchases during fiscal 1999 aggregated approximately $4.0 million; GTIL received commissions from its client mills, at customary industry rates, in respect of such sales aggregating $207,226. The transactions between the Company and the mills for which GTIL acts as agent were effected on an arms'-length basis, and the Company believes that such transactions were effected on terms no less favorable to the Company than those that would have been realized in transactions with other mills.

                             EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning the compensation for services in all capacities for the 1999, 1998 and 1997 fiscal years of the Chief Executive Officer and the other four most highly compensated executive officers of the Company as of January 1, 2000 (the "Named Executive Officers"):

                                                                                            LONG TERM COMPENSATION
                                                                                      ----------------------------------
                                                                                               AWARDS            PAYOUTS
                                                   ANNUAL COMPENSATION(1)             ------------------------   -------
                                           ---------------------------------------                  SECURITIES
                                                                         OTHER        RESTRICTED    UNDERLYING
                                 FISCAL                                  ANNUAL         STOCK        OPTIONS/     LTIP
NAME AND PRINCIPAL POSITION       YEAR     SALARY(2)      BONUS(3)    COMPENSATION      AWARDS      SARS(#)(4)   PAYOUTS
---------------------------      ------    ----------    ----------   ------------    ----------    ----------   -------
Paul R. Charron................   1999     $1,093,400    $1,050,000     $53,870(6)        --         185,000       --
 Chairman of the Board and        1998     $1,064,300    $  500,000     $73,839       $2,961,000(7)   85,000      --
 Chief Executive Officer          1997     $1,052,800    $1,186,500     $77,146           --          50,000       --
------------------------------------------------------------------------------------------------------------------------
Denise V. Seegal...............   1999     $  724,800    $  600,000      --               --          50,000       --
 President                        1998     $  700,200    $  300,000      --           $1,213,188(7)   28,000      --
                                  1997     $  706,200    $  625,000      --               --          18,900       --
------------------------------------------------------------------------------------------------------------------------
Richard F. Zannino.............   1999     $  493,800    $  400,000      --               --          42,000       --
 Senior Vice                      1998(8)  $  125,300    $   50,000      --           $  734,375(9)   87,000       --
 President - Finance
 and Administration and Chief     1997         --            --          --               --           --          --
 Financial Officer
------------------------------------------------------------------------------------------------------------------------
John R. Thompson...............   1999     $  332,900    $  200,000      --               --          20,000       --
 Senior Vice President -          1998     $  321,200    $   50,000      --           $  514,063(7)   12,500       --
 Service, Systems and             1997     $  312,100    $  205,000      --               --           8,300       --
 Distribution
------------------------------------------------------------------------------------------------------------------------
Robert J. Zane.................   1999     $  324,500    $  200,000      --               --          20,000       --
 Senior Vice President -          1998     $  313,100    $  100,000      --           $  514,063(7)   13,000       --
 Manufacturing and Sourcing       1997     $  313,300    $  190,000      --               --           8,300       --
------------------------------------------------------------------------------------------------------------------------


                                    ALL OTHER
NAME AND PRINCIPAL POSITION      COMPENSATION(5)
---------------------------      ---------------
Paul R. Charron................     $640,881
 Chairman of the Board and          $657,683
 Chief Executive Officer            $618,437
----------------------------------------------------------------
Denise V. Seegal...............     $ 52,795
 President                          $ 48,861
                                    $ 48,685
--------------------------------------------------------------------------------
Richard F. Zannino.............     $  8,413
 Senior Vice                         --
 President - Finance
 and Administration and Chief        --
 Financial Officer
------------------------------------------------------------------------------------------------
John R. Thompson...............     $ 24,086
 Senior Vice President -            $ 23,173
 Service, Systems and               $ 28,427
 Distribution
----------------------------------------------------------------------------------------------------------------
Robert J. Zane.................     $ 27,993
 Senior Vice President -            $ 26,730
 Manufacturing and Sourcing         $ 32,594
------------------------------------------------------------------------------------------------------------------------

---------------
(1) The Company has concluded that the aggregate amount of perquisites and other personal benefits paid to each of the Named Executive Officers other than Mr. Charron for fiscal 1999 did not exceed the lesser of 10% of each such officer's total annual salary and bonus for such year, or $50,000; such amounts are not included in the table.

(2) Amounts for fiscal 1997 reflect a fifty-three week period. Amounts for Mr. Charron include amounts deferred under the SERP and the UDCP (see "Employment Arrangements -- Employment Agreement with Paul R. Charron" below).

(3) A description of the Company's bonus arrangements is contained under the caption "Board Compensation Committee Report on Executive Compensation" below (the "Compensation Committee Report").

(4) For fiscal 1999, 1998, and 1997 includes options granted on January 25, 2000, January 4, 1999, and January 6, 1998, respectively, under the 1992 Plan. For Mr. Charron, (a) each of fiscal 1998 and 1997 includes options subject to a special vesting condition and (b) fiscal 1999 includes 75,000 premium-priced options subject to an extended vesting schedule. See "Option Grants Table for Fiscal 1999" below. For Mr. Zannino, fiscal 1998 includes options granted on October 30, 1998, upon the commencement of his employment with the Company, including premium-priced and extended vesting options. See "Aggregated Option Exercises in Fiscal 1999 and Fiscal Year-End Option Value Table" below.

(5) For fiscal 1999 includes (a) contributions under the Company's Profit-Sharing Retirement Plan of $6,400 for each Named Executive Officer other than Mr. Zannino and $3,333 for Mr. Zannino; (b) matching contributions under the Company's Savings Plan of $4,000 for each Named Executive Officer other than Mr. Zannino and $2,917 for Mr. Zannino; (c) the full amount of all premiums paid by the Company for universal life insurance coverage under the Company's supplemental life insurance plan under which each participant is entitled to any cash surrender value under the policy, providing coverage equal to two times annual base salary, as follows: Mr. Charron -- $21,790; Ms. Seegal: $5,685; Mr. Zannino -- $2,163; Mr.
    Thompson -- $2,448; and Mr. Zane -- $6,891; (d) amounts accrued under an unfunded Supplemental Executive Retirement Plan (the "SERP") with respect to services rendered during fiscal 1999, as follows: Mr. Charron -- $60,668; Ms. Seegal -- $36,710; Mr. Thompson -- $11,238; and Mr. Zane -- $10,702; and
    (e) for Mr. Charron (i) $235,684 accrued as of January 3, 1999, under an unfunded deferred compensation plan established in 1996 (the "UDCP") and
    (ii) above-market earnings on all amounts accrued and deferred under the UDCP through January 1, 2000, as calculated pursuant to the terms of the UDCP, in an amount equal to $312,339 (see "Employment
    Arrangements -- Employment Agreement with Paul R. Charron" below).

(6) Includes (a) $34,600 representing reimbursement of certain transportation expenses; and (b) $13,370 representing reimbursement of certain tax obligations.

(7) Represents the value (based on the closing price of the Common Stock on January 6, 1998, the date of grant) of the following shares of restricted stock issued under the 1992 Plan pursuant to the Company's Transformation Share Program ("Transformation Shares") described in the Compensation Committee Report below: Mr. Charron -- 72,000 Shares; Ms. Seegal -- 29,500 Shares; Mr. Thompson -- 12,500 Shares; and Mr. Zane -- 12,500 Shares. Transformation Shares are subject to restrictions on transfer and risk of forfeiture until earned by continued service and vest nine and one-half years from the date of grant. Vesting may be accelerated if and to the extent the cumulative total return to the Company's stockholders exceeds the total stockholder return achieved by companies comprising an industry peer group, such comparison to be made for each of three consecutive three-year performance periods, with the first performance period commencing on January 1, 1998. Prior to vesting, dividends on Transformation Shares are held in escrow and deemed reinvested in phantom shares of Common Stock. On January 1, 2000, all such Transformation Shares remained restricted, with a value (based on the closing price of the Common Stock on December 31, 1999) as follows: Mr. Charron -- $2,709,000; Ms. Seegal -- $1,109,937; Mr.
    Thompson -- $470,312; and Mr. Zane -- $470,312. No additional Transformation Share grants are expected to be made unless the vesting of the prior grant has been accelerated.

(8) Reflects a partial year, including any guaranteed bonus payments.

(9) Represents the value (based on the closing price of the Common Stock on October 30, 1998, the date of grant) of 25,000 shares of restricted stock issued under the 1992 Plan, 15,000 of which are Transformation Shares. The remaining 10,000 restricted shares (the "Restricted Shares") are subject to restrictions on transfer and risk of forfeiture until earned by continued service and vest in equal installments on the last day of the Company's 1999 and 2000 fiscal years; prior to vesting, dividends are held in escrow and deemed reinvested in phantom shares of Common Stock. On January 1, 2000, 5,000 of the Restricted Shares remained restricted, with a value of $188,125, and all of the 15,000 Transformation Shares remained restricted with a value of $564,375 (such values are based on the closing price of the Common Stock on December 31, 1999).

OPTION GRANTS TABLE FOR FISCAL 1999

     The following table sets forth additional information concerning stock option grants made during fiscal 1999 to the Named Executive Officers. For purposes of the table, grants made on January 25, 2000 and March 7, 2000 are treated as having been made during fiscal 1999, and grants made on January 4, 1999 are treated as having been made during fiscal 1998; these grants are also so reflected in the Summary Compensation Table. In addition, in accordance with SEC disclosure rules, the hypothetical gains, or "option spreads," for each option grant are shown based on compound annual rates of stock price appreciation of 5% and 10% from the grant date to the expiration date. The assumed rates of growth are prescribed by the SEC and are for illustration purposes only; they are not intended to predict future stock prices, which will depend upon market conditions and the Company's future performance and prospects. All options were issued under the 1992 Plan. The Company has not granted any stock appreciation rights.

                                                                                    POTENTIAL REALIZABLE VALUE AT
                                                                                       ASSUMED ANNUAL RATES OF
                                                                                     STOCK PRICE APPRECIATION FOR
                                          INDIVIDUAL GRANTS(1)                              OPTION TERM(2)
                       ----------------------------------------------------------   ------------------------------
                       NUMBER OF
                       SECURITIES
                       UNDERLYING    % OF TOTAL OPTIONS    EXERCISE
                        OPTIONS     GRANTED TO EMPLOYEES     PRICE     EXPIRATION
        NAME           GRANTED(#)    IN FISCAL 1999(3)     ($/SHARE)      DATE          5%($)           10%($)
        ----           ----------   --------------------   ---------   ----------   -------------    -------------
Paul R. Charron......   110,000             5.78%          $35.8125     1/25/10      $2,476,925       $6,278,525
                         25,000(4)          1.31%          $46.0000     3/07/10      $  540,000       $1,541,000
                         25,000(4)          1.31%          $55.0000     3/07/10      $  315,000       $1,316,000
                         25,000(4)          1.31%          $65.0000     3/07/10      $   65,000       $1,066,000
------------------------------------------------------------------------------------------------------------------
Denise V. Seegal.....    50,000             2.63%          $35.8125     1/25/10      $1,125,575       $2,853,875
------------------------------------------------------------------------------------------------------------------
John R. Thompson.....    20,000             1.05%          $35.8125     1/25/10      $  450,350       $1,141,550
------------------------------------------------------------------------------------------------------------------
Robert J. Zane.......    20,000             1.05%          $35.8125     1/25/10      $  450,350       $1,141,550
------------------------------------------------------------------------------------------------------------------
Richard F. Zannino...    42,000             2.21%          $35.8125     1/25/10      $  945,735       $2,397,255
------------------------------------------------------------------------------------------------------------------

---------------
(1) Except as set forth in footnote (4) below, options become exercisable in three annual installments with 25% becoming exercisable on each of the first and second anniversaries of the grant date and 50% on the third anniversary, subject to earlier vesting upon a change in control. A "change in control" occurs if any person acquires 20% or more of the outstanding shares of Common Stock, the stockholders approve a merger, consolidation, liquidation or sale of all or substantially all of the assets of the Company, a cash offer for 50% or more of the outstanding shares of the Common Stock is commenced, or two or more directors are elected to the Board of Directors without approval of incumbent Board members.

(2) Assumes that the stock price on the relevant grant date ($35.8125 on January 25, 2000 and $41.50 on March 7, 2000) has grown, as indicated, at (a) 5% per annum over the term of the option to $58.33 and $67.60, respectively, or (b) at 10% per annum over the term of the option to $92.89 and $107.64, respectively.

(3) During fiscal 1999, the Company granted to 800 employees options to purchase an aggregate of 1,901,550 shares. All grants were made at exercise prices equal to the market price on the grant date other than the premium-priced options granted to Mr. Charron referred to in footnote (4) below.

(4) These premium-priced options, issued pursuant to the 1992 Plan, become exercisable on March 7, 2003 and expire on the tenth anniversary of the grant date, subject to earlier vesting upon a change in control.

AGGREGATED OPTION EXERCISES IN FISCAL 1999
AND FISCAL YEAR-END OPTION VALUE TABLE

     The following table provides information concerning all exercises of stock options during fiscal 1999 by the Named Executive Officers and the fiscal year-end value of unexercised options on an aggregated basis. The Company has not granted any stock appreciation rights.

                                                         NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                          NUMBER OF                       OPTIONS AT 1/1/00                   AT 1/1/00(1)
                       SHARES ACQUIRED    VALUE     ------------------------------   ------------------------------
        NAME             ON EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE(2)   EXERCISABLE   UNEXERCISABLE(2)
---------------------  ---------------   --------   -----------   ----------------   -----------   ----------------
Paul R. Charron......      --               --        110,832         334,168        $1,221,336        $668,352
-------------------------------------------------------------------------------------------------------------------
Denise V. Seegal.....      --               --         32,225          99,675        $      -0-        $232,375
-------------------------------------------------------------------------------------------------------------------
John R. Thompson.....      --               --         18,075          42,725        $  180,875        $ 99,531
-------------------------------------------------------------------------------------------------------------------
Robert J. Zane.......      --               --         14,262          42,038        $  127,969        $102,063
-------------------------------------------------------------------------------------------------------------------
Richard F. Zannino...      --               --          3,750         125,250        $   30,938        $398,438
-------------------------------------------------------------------------------------------------------------------

---------------
(1) Options are "in-the-money" as of January 1, 2000, to the extent that the market price of the Common Stock (based on the closing price of the Common Stock on December 31, 1999) exceeded the exercise price of such options.

(2) Includes grants made on January 25, 2000. For Mr. Charron, includes premium-priced options with an extended vesting schedule granted on March 7, 2000. See "Option Grants Table for Fiscal 1999" above. For Mr. Zannino, includes the following premium-priced and extended vesting options granted on October 30, 1998, the commencement of his employment: options to purchase 10,000 shares of Common Stock at $29.375 (the closing price of the Common Stock on the grant date), becoming exercisable on October 30, 2001; options to purchase 15,000 shares at $35.250, becoming exercisable on October 30, 2002; and options to purchase 25,000 shares at $41.125, becoming exercisable on October 30, 2003.

EMPLOYMENT ARRANGEMENTS

     EMPLOYMENT AGREEMENT WITH PAUL R. CHARRON. The Company has an employment agreement with Paul R. Charron, which expires on April 30, 2000, with automatic one year renewal terms. Such agreement was amended with effect from Mr. Charron's election to the additional position of Chairman in May 1996 to provide for a minimum annual base salary of $1,000,000, plus bonus and the annual grant of options covering at least 50,000 shares of Common Stock. The agreement also provides that if his employment is terminated either by the Company other than for cause or by him for certain specified reasons, Mr. Charron shall receive a severance payment of $1,750,000; provided that in the event Mr. Charron terminates his employment after a change of control (as defined in his agreement), such severance payment shall be $2,250,000.

     As part of the 1996 amendments to Mr. Charron's employment agreement, the Company established an unfunded deferred compensation plan (the "UDCP"). Under the UDCP, the Company established two unfunded bookkeeping accounts: a Retirement Income Account and a Deferred Salary Account. Upon cessation for any reason of Mr. Charron's full-time employment as Chairman and Chief Executive Officer, he (or his beneficiary) will be entitled to receive the amount credited to the Deferred Salary Account (which is fully vested at all times), plus the amount credited to the Retirement Income Account to the extent vested, plus, in each case, imputed earnings. As of December 31, 1995 (the first day of the Company's 1996 fiscal year) and as of the first day of each of the subsequent five fiscal years, the Retirement Income Account is credited with an amount equal to 15% of the sum of Mr. Charron's base salary for such fiscal year and his cash bonus (if any) for the immediately preceding fiscal year. The Retirement Income Account becomes fully vested on December 28, 2002, provided Mr. Charron is then employed full-time as Chairman and Chief Executive Officer of the Company; vesting is accelerated upon death, disability or termination in connection with a change of control (as defined in the UDCP). As of December 29, 1996 (the first day of the Company's 1997 fiscal year) and as of the first day of each subsequent fiscal year, the Deferred Salary Account is credited with an amount equal to the portion of Mr. Charron's base salary for such fiscal year that exceeds $1 million (and is therefore deferred pursuant to his employment agreement). As of December 28, 1996 (the last day of the Company's 1996 fiscal year) and as of the last day of each subsequent fiscal year, each of the Retirement Income and Deferred Salary Accounts is credited with an amount equal to the balance standing credited thereto on the first day of such fiscal year multiplied by an imputed earnings rate. For the 1996-2001 fiscal years, the imputed earnings rate is the greater of (i) the Company's after-tax rate of return on average capital (as defined in the UDCP) for such fiscal year and (ii) the Federal mid-term rate at the first day of such year. After the 2001 fiscal year, or earlier if Mr. Charron's employment terminates prior to December 30, 2001, the imputed earnings will be the Federal mid-term rate at the first day of the fiscal year.

     EMPLOYMENT AGREEMENT WITH DENISE V. SEEGAL. The Company has an employment agreement with Denise V. Seegal, the Company's President, which expires on February 28, 2001, with automatic one year renewal terms. The agreement provides for a minimum base salary of $730,000, plus bonus. The agreement also provides that if her employment is terminated either by the Company other than for cause or by her for certain specified reasons, Ms. Seegal will be entitled to continue to receive her base salary under such agreement for twelve months, but in no event less than $1 million.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company's Compensation Committee (i) determines the salaries for the Chairman/Chief Executive Officer ("CEO"), the President and the Chief Financial Officer, (ii) administers the Amended and Restated Liz Claiborne sec.162(m) Cash Bonus Plan approved by stockholders at the 1999 Annual Meeting (the "sec.162(m) Plan"), including the determination of bonuses for participants thereunder,
(iii) approves the general policies applicable to salaries and bonuses for the other executive officers and reviews and acts on bonuses for those officers,
(iv) makes all award decisions regarding equity-based compensation to executive officers and other employees under the Company's stockholder-approved 1992 Stock Incentive Plan, as amended (the "1992 Plan"), and (v) makes recommendations to the full Board and senior management with respect to the adoption and administration of Company compensation programs. All Committee determinations intended to comply with sec.162(m) of the Internal Revenue Code (the "Code") are made by at least two Committee members who qualify as "outside directors" under sec.162(m).

     OVERVIEW. The Company adopted a new "pay for performance" executive compensation program (the "Program") in 1995. In making its 1999 determinations, the Committee sought to continue the "pay for performance" approach inherent in the Program, while providing Company executives with a highly competitive total compensation opportunity through a balancing of rewards based on short-term performance (measured by annual business unit and corporate results) with rewards based on long-term performance (measured principally by stock price appreciation over time).

     The Program components are base salary, an annual incentive bonus, and long-term incentives encompassing stock option grants and restricted stock grants to certain executives. Base pay is generally set within a range comparable to the competitive median, while the annual incentive bonus (if targets are achieved) and long-term incentive components provide performance-based opportunities which may result in rewards significantly higher than the competitive median.

     The annual incentive cash bonus plan applies to all salaried employees (except participants in the sec.162(m) Plan) and emphasizes the annual achievement of objectively measurable goals. Quantitatively measurable performance targets which attempt to best measure the implementation of each business unit's critical business strategies are set annually. For executives in corporate departments which serve a number of operating divisions, a majority of the annual bonus amount is determined by the performance of the operating divisions served and overall corporate performance. The long-term performance component of the Program rewards executives for the collective success of all business units, as measured by stock price appreciation, using both an absolute standard (i.e., increase in the Company's share price, rewarded through stock options) and a relative-to-industry peer group performance standard (i.e., through the Transformation Share program described below).

1999 COMPENSATION

  CASH COMPENSATION. Salary. Salary adjustments are typically made annually, under the same increase guideline that applies to all salaried employees. The guideline for 1999 was 3.5%; this level has been adopted for 2000 as well.

     Incentive Cash Bonuses. sec.162(m) Plan. Messrs. Charron and Zaninno and Ms. Seegal were the sole participants in the sec.162(m) Plan in 1999. As required pursuant to the Code and the sec.162(m) Plan, the Committee establishes, in advance, quantitatively measurable objective performance goals for each participant and the maximum bonus potentially payable under the Plan to such participant. For fiscal 1999, the Committee established under the Plan two objective earnings-based goals, relating to earnings per share and return on invested capital. The Committee also set in advance the maximum bonus payable based on the Company's levels of achievement as against these goals. In addition, the Committee established a number of individual goals; to the extent that the Committee determined that such individual goals were not fully achieved, the maximum bonus otherwise determined under the objective Plan formula could be reduced in the discretion of the Committee. (The Committee further retains absolute discretion to reduce the actual bonuses paid below such maximum levels to the extent that it considers appropriate.) The maximum bonus payable to any sec.162(m) Plan participant in respect of the 1999 fiscal year was capped at $2.0 million.

     The Committee has designated Messrs. Charron and Zannino and Ms. Seegal as the only participants in the Plan for fiscal 2000. Although the Committee intends to continue to structure the compensation arrangements for executive officers in a manner that will generally avoid the deduction limitation imposed by sec.162(m) of the Code, the Committee and the Board continue to strongly believe that it is important and necessary that the Committee retain the right, in the exercise of its business judgment, to provide arrangements from time to time that may not qualify under sec.162(m) if such arrangements are, in the Committee's view, in the best interests of the Company and its stockholders, and the Committee has expressly retained that right.

     Cash Incentive Bonus Plan. Under the cash incentive bonus plan, all other salaried employees, including the two participating Named Executive Officers, were eligible to receive a bonus for 1999 based upon (i) where applicable, the achievement of targeted levels of divisional direct operating profit and/or departmental performance considerations; and (ii) a combination of earnings per share and return on invested capital achievement as measured against pre-established targets. Business unit performance against target during 1999 resulted in payouts under the divisional component of the bonus program ranging from 0% to 200% of divisional target bonus amounts.

     1999 Cash Bonus Awards. The 1999 bonus awards to Ms. Seegal and Mr. Zannino (under the sec.162(m) Plan) and to the two other Named Executive Officers (under the cash incentive bonus plan) were based upon corporate, departmental and divisional achievement against goals, and reflect the Committee's assessment of the level and quality of individual business initiatives and achievements (taking into account the evaluations of the CEO).

  SHARE COMPENSATION. The Company provides equity-based compensation to its executives under its stock option program and under restricted share programs administered by the Committee under the 1992 Plan. The Company is submitting for stockholder approval at the Annual Meeting the Liz Claiborne, Inc. 2000 Stock Incentive Plan (the "2000 Plan"); upon stockholder approval of the 2000 Plan, no further grants will be made under the 1992 Plan. See "Proposal 2 -- Approval of the Liz Claiborne, Inc. 2000 Stock Incentive Plan" below.

     Transformation Shares. As discussed in previous Committee Reports, in 1997 the Committee adopted a restricted share ("Transformation Shares") program, modeled on its "Career Share" program adopted in 1995. The Transformation Share program is administered by the Committee under the 1992 Plan. The Company made the first award of Transformation Shares on January 6, 1998, covering an aggregate of 341,350 shares of restricted stock to an aggregate of 118 Company executives. The scope of the participant group and the size of the individual grants were recommended by the CEO, based on guidelines derived from market data, and approved by the Committee. The near-term incentive value of Transformation Shares derives in large part from the Company's ability to produce stockholder returns in excess of those generated by companies comprising an industry peer group (the "Peer Group") made up of over 30 public company competitors from within the apparel, retail and related fields (see "Performance Graph" below). Transformation Shares, which are subject to restrictions on transfer and the risk of forfeiture until earned by continued service, will not vest until July 6, 2007, unless certain performance targets, which accelerate vesting, are reached. Thus, Transformation Shares may vest at the end of any three-year performance period ending on the third, sixth, or ninth anniversaries of the start of the initial performance period if the Company's total stockholder return (share price appreciation plus reinvestment of any dividends; "TSR") for the prior three-year performance period ranks at or above the 50th percentile of the TSR of the companies comprising the Peer Group, as follows: at the 50th percentile: 50% vesting; at or above the 75th percentile: full vesting; between the 50th and 75th percentiles: proportional vesting. If the Company's TSR does not attain the 50th percentile, the Transformation Shares remain unvested and a new three-year performance period begins. Executives who received 5,000 or more Transformation Shares may not sell or otherwise transfer (other than to pay related taxes) vested Transformation Shares unless they continue to own, directly or indirectly, Company shares having a value at least equal to annual base salary; all other Transformation Share recipients are expected to accumulate a lesser, yet significant, equity ownership position in Company shares. Transformation Share vesting will be accelerated upon a change of control that results in Company shares no longer being quoted on an established market. The Company's TSR for the initial three-year performance period through March 21, 2000 ranked it near the 60th percentile of the TSRs of the companies comprising the Peer Group.

     Stock Options. The Company has a long-standing policy of granting stock options to a substantial number of employees as a way of establishing a long-term incentive compensation component that emphasizes the importance of increasing stockholder value. During 1999, the Committee, assisted by an executive compensation firm, performed a review of Company compensation programs, with an emphasis on long-term incentive compensation, especially stock option grant levels. As a result of such review, which included consideration of the option grant levels at the Peer Group companies, the Committee determined to increase over historical grant levels the number of options granted to Company employees in January 2000, and to propose that the 2000 Plan be approved by the full Board. The Board has since approved the 2000 Plan and is submitting it to stockholders for approval at the Annual Meeting. The Committee and the Board believe that stockholder approval of the Plan is necessary to enable the Company to continue to attract, retain, motivate and otherwise compete successfully for individuals essential to the Company's long-term success. In January 2000, concurrent with the annual grant to employees, the Committee granted options to all executive officers at an exercise price equal to the market price on the grant date. See "Option Grants Table for Fiscal 1999" above. These options vest at the rate of 25% on each of the first and second anniversaries of the grant date with the remaining 50% vesting on the third anniversary, and carry a 10-year term. Individual grants (other than for the CEO) are recommended by the CEO and approved by the Committee.

  CEO COMPENSATION. Mr. Charron's salary is set pursuant to the Company's multi-year arrangement with him described under "Employment
Arrangements -- Employment Agreement with Paul R. Charron" above.

Other elements of these compensation arrangements retain the structure of annual and long-term incentives which may result in rewards significantly higher than the competitive median. Of particular significance to the Committee are the long-term performance-based elements built into the stock option and deferred income components. Moreover, Mr. Charron's realization of many of the benefits under his arrangements are contingent on his continuing to serve as Chairman and CEO of the Company, at the pleasure of the Board, through the end of fiscal 2002.

     The 1999 corporate earnings per share and return on invested capital targets set under the sec.162(m) Plan were exceeded. Moreover, the Committee determined that Mr. Charron had fulfilled his individual goals (including goals related to growth strategies, technology implementation, customer responsiveness and management development) set under the Plan. Accordingly, the Committee awarded Mr. Charron the maximum cash bonus permitted under the predetermined sec.162(m) Plan formula, equal to $1.050 million. In light of his ongoing outstanding leadership, and in order to provide him with continuing strong future incentives, the Committee, after review and analysis of competitive practices, awarded Mr. Charron options covering 110,000 shares of Common Stock in January 2000 (concurrent with the annual grant to employees), together with a special grant, in March 2000, of an additional 75,000 premium-priced options subject to "cliff" vesting three years after grant. See "Option Grants Table for Fiscal 1999" above.

     Ms. Karch joined the Board in January 2000 and did not participate in the Committee's deliberations with regard to 1999 awards.

                                          ROGER N. FARAH
                                          J. JAMES GORDON
                                          NANCY J. KARCH
                                          KAY KOPLOVITZ (Chair)
                                          PAUL E. TIERNEY, JR.

PERFORMANCE GRAPH

     The line graph below compares the cumulative total stockholder return on the Company's Common Stock over a 5-year period with the return on (i) the Standard & Poor's 500 Stock Index ("S&P 500 Index") and (ii) an index comprised of the Company and the following 38 competitors comprising the Transformation Share peer group (the "Peer Group"): AnnTaylor Stores Corporation; Authentic Fitness Corporation (which was acquired in 1999); Benetton Group; Chic by H.I.S., Inc.; Cintas Corporation; Cyrk, Inc.; Donna Karan International, Inc.; Donnkenny, Inc.; Farah Incorporated (which was acquired in July 1998); Fruit of the Loom, Inc.; The Gap, Inc.; Gucci Group N.V.; Guess, Inc.; The Gymboree Corporation; Haggar Corp; Hartmarx Corporation; Jones Apparel Group, Inc.; Kellwood Company; The Limited, Inc.; Nautica Enterprises, Inc.; The North Face, Inc.; Norton McNaughton, Inc.; Oshkosh B'Gosh, Inc.; Oxford Industries, Inc.; Philips Van-Heusen Corporation; Polo Ralph Lauren Corporation; Quiksilver, Inc.; Russell Corporation; Salant Corporation; Starter Corporation (which was liquidated in May 1999); St. John Knits, Inc. (which was acquired in July 1999); The Talbots, Inc.; Tarrant Apparel Group; Tommy Hilfiger Corporation; Tultex Corporation; Unitog Company (which was acquired in March 1999); VF Corporation; and The Warnaco Group, Inc. Returns for companies in the Peer Group that have been acquired or liquidated are reflected in the graph below through the end of the year prior to the year of such acquisition or liquidation.

     In accordance with SEC disclosure rules, the measurements are indexed to a value of $100 at December 30, 1994 (the last trading day before the beginning of the Company's 1995 fiscal year) and assume that all dividends were reinvested. [CLAIBORNE, INC. PERFORMANCE GRAPH]

                                                   LIZ CLAIBORNE, INC.            S&P 500 INDEX                PEER GROUP
                                                   -------------------            -------------                ----------
1994                                                     100.00                      100.00                      100.00
1995                                                     165.37                      137.58                      112.26
1996                                                     235.18                      169.17                      144.12
1997                                                     257.15                      225.60                      174.28
1998                                                     196.41                      290.08                      245.70
1999                                                     237.15                      351.12                      280.59

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information concerning any person who, to the knowledge of the Company, beneficially owns, as of March 24, 2000, more than 5% of the outstanding shares of the Company's Common Stock.

                                                                                      PERCENTAGE OF
                                                              AMOUNT AND NATURE OF     OUTSTANDING
            NAME AND ADDRESS OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP    COMMON STOCK
            ------------------------------------              --------------------    -------------
Berkshire Hathaway, Inc.....................................       4,894,500(1)          8.86%
Warren E. Buffet
1440 Kiewit Plaza
Omaha, Nebraska 68131
FMR Corp....................................................       4,231,238(2)          7.66%
Edward C. Johnson, 3rd
Abigail P. Johnson
Fidelity Management & Research Company
82 Devonshire Street
Boston, MA 02109
ESLPartners, L.P............................................       3,774,800(3)          6.83%
ESL Limited
ESL Institutional Partners, L.P.
ESL Investors, LLC
One Lafayette Place
Greenwich, Connecticut 06830
Amvescap PLC................................................       3,591,379(4)          6.50%
11 Devonshire Square
London EC2M 4YR
England

---------------

(1) Based upon information as of December 31, 1999 contained in a Schedule 13G dated February 14, 2000, filed with the Securities and Exchange Commission (the "S.E.C.") by Berkshire Hathaway, Inc. ("Berkshire"), Warren E. Buffett, OBH, Inc. and National Indemnity Company. According to the Schedule 13G, Mr. Buffett may be deemed to control Berkshire Hathaway and each of Mr. Buffett, Berkshire, OBH, Inc. and National Indemnity Company share the power to vote, direct the vote and dispose of the shares.

(2) Based upon information as of March 10, 2000, contained in an Amendment to
    Schedule 13G, dated March 10, 2000, filed with the S.E.C. by FMR Corp. ("FMR"), Edward C. Johnson 3rd, Abigail P. Johnson, and Fidelity Management & Research Company ("Fidelity"). According to the Schedule 13G, the shares of Common Stock listed include (i) 3,907,448 shares beneficially owned by Fidelity, a wholly owned subsidiary of FMR and a registered investment advisor, as a result of acting as investment advisor to several registered investment companies, (ii) 180,680 shares beneficially owned by Fidelity Management Trust Company, a wholly owned subsidiary of FMR ("FMT"), as a result of FMT serving as investment manager for certain institutional accounts and (iii) 143,110 shares beneficially owned by Fidelity International Limited, a Bermuda joint stock company which acts as an investment adviser ("FIL"). According to the Schedule 13G, Mr. Johnson and FMR each has sole power to dispose of the shares beneficially owned by Fidelity, and neither FMR nor Mr. Johnson has the sole power to vote or direct the voting of the shares beneficially owned by Fidelity, which power resides with the funds' Board of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds' Board of Trustees. Mr. Johnson and FMR, through its control of FMT, each has sole dispositive power over the shares beneficially owned by FMT, and sole power to vote or to direct the voting of 53,280 of such shares and no power to vote or to direct the voting of 127,400 of such shares. According to the
    Schedule 13G, FIL operates as an entity independent of FMR and Fidelity. A partnership controlled by Mr. Johnson and members of his family own 39.89% of the voting rights of FIL. Mr. Johnson is the Chairman of FIL. According to the Schedule 13G, investment decisions of FIL are made independently of FMR, and FMR and FIL claim that they are not acting as a "group" for purposes of Section 13(d) under the Securities Exchange Act of 1934, as amended, and that the shares held by FIL were included in the Schedule 13G on a voluntary basis. FIL has sole power to vote and dispose of the shares of Common Stock beneficially owned by it.

(3) Based upon information as of February 28, 2000, contained in a Schedule 13G dated February 28, 2000, filed with the S.E.C. by ESL Partners, L.P., a Delaware limited partnership ("ESL"), ESL Limited, a Bermuda corporation ("Limited"), ESL Institutional Partners, L.P., a Delaware limited partnership ("Institutional"), and ESL Investors, L.L.C., a Delaware limited liability company ("Investors"). The general partner of ESL is RBS Partners, L.P. (the "General Partner"). The general partner of the General Partner of ESL is ESL Investments, Inc., a Delaware corporation. ESL Investment Management, LLC, a Delaware limited liability company, is the investment manager of Limited. RBS Investment Management, LLC, a Delaware limited liability company, is the general partner of Institutional. RBS Partners, L.P. is the manager of Investors. ESL, Limited, Institutional, and Investors each may be deemed to be the beneficial owner of the shares of Common Stock beneficially owned by the other members of the group. According to the Schedule 13G, (i) ESL is the record owner of 2,464,602 shares of Common Stock; (ii) Limited is the record owner of 554,966 shares of Common Stock, (iii) Institutional was the record owner of 51,801 shares of Common Stock; and (iv) Investors was the record owner of 703,431 shares of Common Stock. Limited's address is Hemisphere House, 9 Church Street, Hamilton, Bermuda.

(4) Based upon information as of December 31, 1999, contained in an Amendment to
    Schedule 13G dated February 3, 2000, filed with the S.E.C. by Amvescap PLC (formerly Invesco PLC), a parent holding company ("Amvescap") and certain of its subsidiaries. According to the amended Schedule 13G, Amvescap, a company organized under the laws of England, has shared voting and dispositive power with respect to the shares which are held on behalf of persons (none of whom holds in excess of 5% of the Company's Common Stock) who have the right to receive dividends from, or the proceeds from the sale of, such securities.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of March 24, 2000, the number of shares of Common Stock (the Company's only voting security) beneficially owned by each Director, each of the Named Executive Officers, and by all Directors and executive officers of the Company as a group.

                                                               AMOUNT AND NATURE OF
                  NAME OF BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP(1)
                  ------------------------                    -----------------------
Paul R. Charron(2)..........................................          330,491
Bernard W. Aronson(3)(4)....................................            1,998
Roger N. Farah(4)(5)........................................            1,649
Raul J. Fernandez(4)........................................              326
Ann M. Fudge(6).............................................            5,943
J. James Gordon(4)(6).......................................            6,248
George L. Jones(7)..........................................            2,109
Nancy J. Karch(4)...........................................              412
Kenneth P. Kopelman(6)......................................            4,323
Kay Koplovitz(4)(6).........................................            5,978
Christine A. Poon...........................................              412
Paul E. Tierney, Jr.(4)(6)..................................           19,709
Denise V. Seegal(8).........................................           91,224
John R. Thompson(9).........................................           47,137
Robert J. Zane(10)..........................................           41,733
Richard F. Zannino(11)......................................           31,724
All Directors and executive officers as a group (17
  persons)(12)..............................................          634,363

---------------
 (1) Except as otherwise indicated below, the persons listed have advised the Company that they have sole voting power and sole investment power with respect to the securities indicated as owned by them. No officer or director owns more than one percent of the outstanding shares of Common Stock. No Director or executive officer beneficially owns more than 1% of the shares of Common Stock outstanding. All Directors and executive officers as a group own approximately 1.14% of the shares of Common Stock outstanding as of March 24, 2000, assuming the exercise of all currently exercisable stock options under the Company's stock option plans ("Exercisable Options") held by such Directors and executive officers.
 (2) Includes (a) 28,718 shares held in a grantor annuity trust over which Mr. Charron's wife serves as sole trustee, (b) 157,832 shares issuable upon the exercise of Exercisable Options, and (c) 72,000 restricted Transformation Shares.
 (3) Includes 750 shares issuable upon the exercise of Exercisable Options under the Outside Director Plan.
 (4) Includes shares awarded under the Outside Director Plan, receipt of which has been deferred under such Plan as follows: Mr. Aronson: 1,248 shares; Mr. Farah: 1,149 shares; Mr. Fernandez: 326 shares; Mr. Gordon: 1,012 shares; Ms. Karch: 412 shares; Ms. Koplovitz: 1,599 shares; and Mr.
     Tierney: 1,599 shares.
 (5) Includes 500 shares issuable upon the exercise of Exercisable Options under the Outside Directors Plan.
 (6) Includes 2,750 shares issuable upon the exercise of Exercisable Options under the Outside Director Plan.
 (7) Includes 250 shares issuable upon the exercise of Exercisable Options under the Outside Directors Plan.
 (8) Includes 51,450 shares issuable upon the exercise of Exercisable Options and 29,500 restricted Transformation Shares.
 (9) Includes 27,275 shares issuable upon the exercise of Exercisable Options and 12,500 restricted Transformation Shares.
(10) Includes 22,400 shares issuable upon the exercise of Exercisable Options and 12,500 restricted Transformation Shares.
(11) Includes 9,250 shares issuable upon the exercise of Exercisable Options, 5,000 restricted shares and 15,000 restricted Transformation Shares.
(12) Includes 316,990 shares issuable upon the exercise of Exercisable Options, 155,500 restricted shares issued under the 1992 Plan, 414 shares held under the Company's Savings Plan and other shares indicated as included in the foregoing footnotes.

               PROPOSAL 2 -- APPROVAL OF THE LIZ CLAIBORNE, INC.
              2000 STOCK INCENTIVE PLAN

     The Company is submitting the Liz Claiborne, Inc. 2000 Stock Incentive Plan (the "2000 Plan") to its stockholders for approval at the Annual Meeting. The 2000 Plan is intended to continue the general purpose of the Liz Claiborne, Inc. 1992 Stock Incentive Plan, as amended (the "1992 Plan"), and no further grants will be made under the 1992 Plan following stockholder approval of the 2000 Plan. Specifically, the purpose of the 2000 Plan is to enable the Company to continue to provide certain key persons, on whose initiative and efforts the successful conduct of the business of the Company depends, with incentives to enter into and remain in the service of the Company (or a Company subsidiary or joint venture), acquire a proprietary interest in the success of the Company, maximize their performance, and thereby enhance the long-term performance of the Company. The following discussion is qualified in its entirety by reference to the full text of the 2000 Plan, a copy of which is attached hereto as Exhibit A.

GENERAL DESCRIPTION OF THE 2000 PLAN

     Awards. The 2000 Plan authorizes the grants of non-qualified stock options ("NQOs"), incentive stock options ("ISOs"), stock appreciation rights ("SARs"), shares of restricted stock, shares of unrestricted stock, performance shares, and dividend equivalent rights ("DERs") (collectively, "Awards"). Under the 2000 Plan, the Company may deliver authorized but unissued shares of its Common Stock, par value $1.00 per share ("Stock"), treasury shares of Stock, or shares of Stock acquired by the Company for the purposes of the 2000 Plan.

     Maximum Number of Shares. A maximum of 5,000,000 shares of Stock will be available for grants pursuant to Awards under the 2000 Plan, provided that no more than one million of those shares may be awarded pursuant to grants of restricted stock. The following shares of Stock shall again become available for Awards under the 2000 Plan: any shares that are subject to an Award under the 2000 Plan and that remain undelivered upon the cancellation or termination of such Award for any reason; any forfeited shares of restricted stock, provided that any dividends paid on such shares are also forfeited; and any shares pursuant to an SAR or performance share award that is settled for cash. The maximum number of shares of Stock with respect to which any individual may be granted Awards during any one calendar year is 500,000 shares.

     Committee; Authority. The Compensation Committee of the Board of Directors, or such other committee or subcommittee of the Board of Directors as the Board of Directors appoints or is formed by abstention or recusal of one or more members of the Compensation Committee (the "Committee"), will administer the 2000 Plan. The Committee is to consist of at least two individuals and each Committee member must be both an "outside director" (within the meaning of sec.162(m) of the Internal Revenue Code (the "Code") and a "non-employee director" (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934). The Committee will determine the key persons who will receive Awards, the type of Awards granted, and the number of shares subject to each Award. The Committee also will determine the prices, expiration dates and other material features of Awards. No Award may be granted under the 2000 Plan after March 9, 2010. The Committee has the authority to interpret and construe any provision of the 2000 Plan and to adopt such rules and regulations for administering the 2000 Plan as it deems necessary or appropriate. All decisions and determinations of the Committee are final and binding on all parties. No member of the Committee shall be liable for any action or determination made in good faith with respect to the 2000 Plan or any Award.

     Eligibility. Officers, directors, and executive, managerial, professional or administrative employees of, and consultants to, the Company, its subsidiaries and its joint ventures, as the Committee in its sole discretion shall select, are eligible to receive Awards under the 2000 Plan. The number of persons in any eligible class is indeterminable at this time.

     Suspension, Discontinuance, Amendment. The Board of Directors may, at any time, suspend or discontinue the 2000 Plan or revise or amend it in any respect whatsoever; provided, however, that if and to the extent the Board of Directors deems it appropriate to comply with either the ISO requirements contained in sec.422 of the Code or the "performance-based compensation" exception under sec.162(m) of the Code, then, to the extent required under the respective Code section, no amendment shall be effective without the approval of the stockholders of the Company that increases the number of shares of Stock with respect to which Awards may be issued under the 2000 Plan, modifies the class of individuals eligible to participate in the 2000 Plan, or materially increases the benefits accruing to individuals pursuant to the 2000 Plan.

     The Committee may, in its absolute discretion, without amending the 2000 Plan, amend any Award to (i) accelerate the date on which any option or SAR becomes exercisable or otherwise adjust any of the terms of such option or SAR,
(ii) accelerate the date on which any Award vests, (iii) waive any condition imposed under the 2000 Plan with respect to any Award, or (iv) otherwise adjust any of the terms of any Award. No amendment or modification to the 2000 Plan or any Award may reduce the grantee's rights under any previously granted and outstanding Award without the consent of the grantee, except to the extent that the Board of Directors determines that such amendment is necessary or appropriate to prevent such Awards from being subject to the deduction limit of sec.162(m) of the Code.

SUMMARY OF AWARDS AVAILABLE UNDER THE 2000 PLAN

     Non-Qualified Stock Options. The exercise price of each NQO granted under the 2000 Plan will be determined by the Committee on the grant date and will not be less than that required by law. Each NQO will be exercisable for a term, not to exceed ten years, established by the Committee on the grant date. The exercise price shall be paid in cash or, subject to the approval of the Committee, in shares of Stock valued at their fair market value on the date of exercise.

     The 2000 Plan contains provisions applicable to the exercise of NQOs subsequent to a "termination of employment," as the result of a dismissal for "cause," a dismissal other than for "cause," "retirement," "disability" (as each such term is defined in the 2000 Plan), resignation without the Company's prior consent, or death. In general, these provisions provide that options that are not exercisable at the time of such termination shall expire at the close of business on the termination of employment date and options that are exercisable at the time of such termination shall remain exercisable until the earlier of the expiration of their original term and (i) in the event of a grantee's dismissal other than for cause, the expiration of three months after such termination of employment, (ii) in the event of a grantee's disability or death, the first anniversary of such termination, and (iii) in the event a grantee retires, the third anniversary of such termination. In the event of a dismissal for cause or by reason of a resignation without the Company's prior consent, all options held by such grantee, whether or not then exercisable, terminate immediately as of the termination of employment date. In addition, if a grantee dies subsequent to a termination of employment but before the expiration of the exercise period with respect to an option or an SAR, then the Award shall remain exercisable until the first anniversary of the grantee's date of death (or the expiration of the original exercise period, if earlier).

     Incentive Stock Options. Generally, ISOs are options that may provide certain federal income tax benefits to a grantee not available with NQOs. A grantee must hold the shares acquired upon exercise of an ISO for at least two years after the grant date and at least one year after the exercise date. The exercise price per share of each ISO must be the fair market value of a share of Stock on the grant date. An ISO will be exercisable for a maximum term, not to exceed ten years, established by the Committee on the grant date. The exercise price of an ISO will be paid in cash or, subject to the approval of the Committee, in shares of Stock valued at their fair market value on the exercise date. The aggregate fair market value of shares of Stock with respect to which ISOs are exercisable for the first time by a grantee during any calendar year (determined on the grant date) under the 2000 Plan or any other plan of the Company or its subsidiaries may not exceed $100,000. An ISO granted to any individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company is subject to the following additional limitations: the exercise price per share of the ISO must be at least 110% of the fair market value of a share of Stock at the time any such ISO is granted, and the ISO cannot be exercisable more than five years from the grant date.

     In the event of a grantee's termination of employment, ISOs generally are exercisable to the same extent as described above with respect to NQOs. However, the definition of the term "disability" in respect of ISOs may differ and no option that remains exercisable for more than three months following a grantee's termination of employment for any reason other than death or disability, or for more than one year following a grantee's termination of employment as the result of disability, may be treated as an ISO. ISOs are not transferable other than by will or by the laws of descent and distribution.

     Reload Options. The Committee may include in any agreement evidencing an option (the "original option") a provision that a "reload option" will be granted to any grantee who delivers shares of Stock in partial or full payment of the exercise price of the original option. The reload option will relate to that number of shares of Stock equal to the number of shares of Stock delivered, and will have an exercise price per share equal to the fair market value of a share of Stock on the exercise date of the original option.

     Stock Appreciation Rights. The Committee may grant SARs pursuant to the 2000 Plan. The exercise price of each SAR shall be such price as the Committee shall determine on the grant date. Each SAR shall be exercisable for a term, not to exceed ten years, established by the Committee on the grant date. The exercise of an SAR with respect to a number of shares entitles the grantee to an amount in cash, for each such share, equal to the excess of (i) the fair market value of a share of Stock on the date of exercise over (ii) the exercise price of the SAR. SARs may be granted as stand-alone awards or in connection with any NQO or ISO with respect to a number of shares of Stock less than or equal to the number of shares subject to the related option. The exercise of an SAR that relates to a particular NQO or ISO causes the cancellation of its related option with respect to the number of shares exercised. The exercise of an option to which an SAR relates causes the proportionate cancellation of the SAR. In the event of a grantee's termination of employment, SARs granted to the grantee are generally exercisable to the same extent as described above with respect to NQOs.

     Restricted Stock. A grant of shares of restricted stock represents the promise of the Company to deliver shares of Stock on a predetermined date to a grantee, provided the grantee is continuously employed by the Company until that date. Prior to the vesting of the shares, the shares are not transferable by the grantee and are forfeitable. Vesting of the shares occurs on a later predetermined date if the grantee remains continuously employed by the Company until that later date. The Committee may at the time shares of restricted stock are granted impose additional conditions, such as the achievement of specified performance goals, to the vesting of the shares. Unvested shares of restricted stock are automatically and immediately forfeited upon a grantee's termination of employment for any reason.

     Unrestricted Stock. Shares of Stock may be granted by the Committee and may be payable at such times and subject to such conditions as the Committee determines.

     Performance Shares. The Committee may grant performance share awards to such key persons, in such amounts, and subject to such terms and conditions, as the Committee shall determine in its discretion. The grantee of such an award will be entitled to receive shares or the cash value thereof if performance goals specified by the Committee are met.

     Dividend Equivalent Rights. The Committee may, in its discretion, grant with respect to any option, SAR or performance share award, a DER entitling a grantee to receive amounts equal to the ordinary dividends that would have been paid on the shares of Stock covered by such Award as if such shares were then outstanding. DERs may be payable in cash, in shares of Stock or in any other form.

TRANSFERABILITY

     No Award is transferable other than by will or the laws of descent and distribution except to the extent an agreement with respect to an NQO or SAR Award permits certain transfers to a grantee's family members or trusts.

CERTAIN CORPORATE CHANGES

     The 2000 Plan provides for an adjustment in the number of shares of Stock available to be delivered under the 2000 Plan, the number of shares subject to Awards, and the exercise prices of certain Awards, in the event of a change in the capitalization of the Company, a stock dividend or split, a merger or combination of shares and certain other similar events. The 2000 Plan also provides for the adjustment or termination of Awards upon the occurrence of certain corporate events.

CERTAIN CHANGES IN THE CONTROL OF THE COMPANY

     In the event of a "Change in Control" (as defined in the 2000 Plan), any outstanding unvested or unexercisable Awards shall become vested and immediately exercisable. A grantee who incurs a termination of employment for any reason other than a dismissal for cause within one year following the Change in Control may exercise any such option or SAR exercisable as of the termination of employment until the earlier of (i) the original expiration date of the Award and (ii) the later of (a) the first anniversary of his or her termination of employment and (b) the expiration of the standard exercise period that applies following termination of employment.

INCOME TAX WITHHOLDING

     The 2000 Plan provides that a grantee may be required to meet certain income tax withholding requirements by remitting to the Company cash or through the withholding of shares otherwise payable to the grantee. In addition, the grantee may meet such withholding requirements, subject to certain conditions, by remitting previously acquired shares of Stock.

PERFORMANCE-BASED COMPENSATION

     A federal income tax deduction will generally be unavailable for annual compensation in excess of $1 million paid to any of the five most highly compensated officers of a public corporation. However, amounts that constitute "performance-based compensation" under sec.162(m) of the Code are not counted toward the $1 million limit. If the 2000 Plan is approved by the Company stockholders, grants of NQOs, ISOs, and SARs, generally would be eligible for this exception to the $1 million limit. In order for other Awards to qualify as performance-based compensation, the 2000 Plan permits the Committee to condition Awards on the achievement of one or more objective performance goals based on one or more of the following performance criteria: corporate or divisional earnings-based measures (which may be based on net income, operating income, cash flow, residual income or any combination thereof) and/or corporate or divisional sales-based measures. To satisfy the requirements that apply to performance-based compensation, these criteria must be approved by the Corporation's stockholders, and approval of the 2000 Plan will also constitute approval of the foregoing criteria.

     The 2000 Plan authorizes the Committee to defer payment of Awards that do not qualify as performance-based compensation, generally until the grantee is no longer subject to the $1 million limit.

NEW PLAN BENEFITS

     Since no Awards have been made under the 2000 Plan and since Awards under the 2000 Plan are wholly discretionary, amounts payable under the 2000 Plan are not determinable at this time. For information regarding certain awards made in respect of fiscal 1999 under the Liz Claiborne, Inc. 1992 Stock Incentive Plan, see "Executive Compensation -- Summary Compensation Table" and the Compensation Committee Report.

SUMMARY OF FEDERAL TAX CONSEQUENCES

     The following is a brief description of the federal income tax treatment that will generally apply to Awards under the 2000 Plan based on current federal income tax rules.

     Non-Qualified Options. The grant of an NQO will not result in taxable income to the grantee. Except as described below, the grantee will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Stock acquired over the exercise price for those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such Stock equal to the fair market value of the shares at the time of exercise.

     Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the grantee. The exercise of an incentive stock option will not result in taxable income to the grantee provided that the grantee was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the grantee is disabled, as that term is defined in the Code). The excess of the fair market value of the Stock at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the grantee's alternative minimum taxable income for the tax year in which the incentive stock option is exercised.

     If the grantee does not sell or otherwise dispose of the Stock within two years from the date of the grant of the incentive stock option or within one year after the transfer of such Stock to the grantee, then, upon disposition of such Stock, any amount realized in excess of the exercise price will be taxed to the grantee as capital gain and the Company will not be entitled to a corresponding deduction. A capital loss will be recognized to the extent that the amount realized is less than the exercise price. If the foregoing holding period requirements are not met, the grantee will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the Stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the grantee will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares. The Company will be entitled to a deduction to the extent that the grantee recognizes ordinary income because of a disqualifying disposition.

     Stock Appreciation Rights. The grant of an SAR will not result in taxable income to the grantee. Upon exercise of an SAR, the amount of cash or the fair market value of Stock received will be taxable to the grantee as ordinary income and the Company will be entitled to a corresponding deduction. Gains and losses realized by the grantee upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

     Performance Shares. A grantee who has been granted a performance share award or performance unit award will not realize taxable income at the time of grant and the Company will not be entitled to a corresponding deduction. The grantee will have compensation income at the time of distribution equal to the amount of cash received and the then fair market value of the distributed shares and the Company will then be entitled to a corresponding deduction.

     Restricted and Other Stock. A grantee who has been granted a restricted stock award will not realize taxable income at the time of grant and the Company will not be entitled to a corresponding deduction, assuming that the restrictions constitute a "substantial risk of forfeiture" for federal income tax purposes. Upon the vesting of Stock subject to an Award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the grantee and the Company will be entitled to a corresponding deduction. A grantee may elect pursuant to sec.83(b) of the Code to have income recognized at the date of grant of a restricted stock award and to have the applicable capital gain holding period commence as of that date and the Company will be entitled to a corresponding deduction.

     Dividend Equivalent Rights. The grant of dividend equivalent rights will not result in income to the recipient or in a tax deduction for the Company. When any amount is paid or distributed to a recipient in respect of a dividend equivalent right, the recipient will recognize ordinary income equal to the fair market value of any property distributed and/or the amount of any cash distributed, and the Company will be entitled to a corresponding deduction.

     Withholding of Taxes. The Company may withhold amounts from grantees to satisfy withholding tax requirements. Subject to guidelines established by the Committee, grantees may have Stock withheld from Awards or may tender Stock to the Company to satisfy tax withholding requirements.

     $1 Million Limit. sec.162(m) of the Code disallows a federal income tax deduction for certain compensation in excess of $1 million per year paid to each of the Company's chief executive officer and its four other most highly compensated executive officers. Compensation that qualifies as "performance-based compensation" is not subject to the $1 million limit. The 2000 Plan has been structured to permit Awards and payments that will satisfy the requirements applicable to performance-based compensation.

     Change In Control. Any acceleration of the vesting or payment of Awards under the 2000 Plan in the event of a change in control in the Company may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Code, which may subject the grantee to a 20% excise tax and preclude deduction by the Company.

     Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2000 Plan. A grantee may also be subject to state and local taxes in connection with the grant of Awards under the 2000 Plan. The Company suggests that grantees consult with their individual tax advisors to determine the applicability of the tax rules to the Awards granted to them in their personal circumstances.

PRINCIPAL REASONS TO ADOPT THE 2000 PLAN

     The Board of Directors views the issuance of stock options and other equity-based awards to key individuals as necessary in order to attract and retain the services of the individuals essential to the Company's long term success. The purpose of the 2000 Plan is to encourage and enable the key individuals associated with the Company, upon whose judgment, initiative and efforts the Company will largely depend for the successful conduct of its business, to acquire or increase their proprietary interest in the success of the Company. It is anticipated that providing such persons with a direct stake in the Company will assure a close identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf.

VOTING ON THE PROPOSAL

     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and voting thereon is required for the approval of the adoption of the 2000 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADOPTION OF THE
                                   2000 PLAN.

              PROPOSAL 3 -- APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors, based on the recommendation of the Audit Committee, has retained Arthur Andersen LLP, the Company's independent public accountants for the fiscal year ended January 1, 2000, as the Company's independent public accountants for the fiscal year ending December 30, 2000.

     The Company expects that representatives of Arthur Andersen LLP will be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions.

VOTING ON THE PROPOSAL

     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and voting thereon is required for ratification of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 30, 2000.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF SUCH
                                  APPOINTMENT.

                     STOCKHOLDER PROPOSALS AND NOMINATIONS

     Stockholder proposals intended to be presented at the 2001 annual meeting of stockholders must be received by the Company, addressed to the attention of the Company's Secretary at its principal executive offices at 1441 Broadway, New York, New York 10018, no later than December 1, 2000, in order to be included in the Company's proxy statement relating to that meeting. Pursuant to the proxy solicitation rules promulgated by the S.E.C., if a stockholder notifies the Company after February 14, 2001 of an intent to present a proposal at the Company's 2001 annual meeting of stockholders, the Company will have the right to exercise its discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in its proxy materials.

     The Company's Certificate of Incorporation provides procedures under which stockholders may nominate persons for election as directors. Written notice of any nomination must be delivered to the Secretary of the Company at 1441 Broadway, New York, New York 10018 not less than 14 days nor more than 50 days prior to the date of the meeting at which directors are to be elected and must contain the name, age, business and residence address and principal occupation or employment of, and the number of shares of Common Stock beneficially owned by, each nominee.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons owning more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such equity securities with the S.E.C. and the New York Stock Exchange. To the Company's knowledge, based solely on the information furnished to the Company and written representations by such persons, all filing requirements under Section 16(a) have been complied with.

                               OTHER INFORMATION

     The Board of Directors is aware of no other matters that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxies in accordance with their judgment on such matters

                             ADDITIONAL INFORMATION

     The Company has filed an Annual Report on Form 10-K for the fiscal year ended January 1, 2000 with the S.E.C. Stockholders may obtain, without charge, a copy of the Form 10-K (without exhibits) by writing to the Investor Relations Department at Liz Claiborne, Inc., One Claiborne Avenue, North Bergen, New Jersey 07047. The exhibits to the Form 10-K are available upon payment of charges which approximate the Company's cost of reproduction.

                       MANNER AND EXPENSE OF SOLICITATION

     The cost of the solicitation of proxies in the accompanying form will be borne by the Company. In addition to solicitations by mail, the Company's officers, directors and employees may, without additional compensation, personally solicit proxies by telephone, telegraph or similar means. The Company has engaged Innisfree M&A Incorporated, a proxy solicitation firm, to assist in soliciting proxies for a fee not to exceed $7,500, plus reimbursement of reasonable out-of-pocket expenses. The Company will, if requested, reimburse banks, brokers and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy material to their principals. Independent inspectors of election will be appointed to inspect all stockholder proxies and ballots and to tabulate quorum and voting information.

                                         By Order of the Board of Directors

                                         /s/ Roberta Schuhalter Karp
                                                 ROBERTA SCHUHALTER KARP
                                           Vice President - Corporate Affairs,
                                              General Counsel and Secretary

New York, New York
March 31, 2000

                                                                       EXHIBIT A

                              LIZ CLAIBORNE, INC.

                           2000 STOCK INCENTIVE PLAN

                                   ARTICLE I

                                    GENERAL

1.1  PURPOSE

     The Liz Claiborne, Inc. 2000 Stock Incentive Plan (the "Plan") is designed to provide certain key persons, on whose initiative and efforts the successful conduct of the business of Liz Claiborne, Inc. (the "Company") depends, and who are responsible for the management, growth and protection of the business of the Company, with incentives to: (a) enter into and remain in the service of the Company, a Company subsidiary or a Company joint venture, (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance and (d) enhance the long-term performance of the Company (whether directly or indirectly through enhancing the long-term performance of a Company subsidiary or a Company joint venture). The Plan is also designed to provide certain "performance-based" compensation to these key persons.

1.2  ADMINISTRATION

     (a) Administration by Committee; Constitution of Committee. The Plan shall be administered by the Compensation Committee of the board of directors of the Company (the "Board") or such other committee or subcommittee as the Board may designate or as shall be formed by the abstention or recusal of a non-Qualified Member (as defined below) of such committee (the "Committee"). The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. At all times that the Committee acts in connection with the Plan, the Committee shall consist solely of Qualified Members, the number of whom shall not be less than two. A "Qualified Member" is both a "non-employee director" within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "1934 Act") and an "outside director" within the meaning of section 162(m) of the Internal Revenue Code of 1986 (the "Code").

     (b) Committee's Authority. The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Grant Certificates executed pursuant to
Section 2.1, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) to make all determinations necessary or advisable in administering the Plan, (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (vi) to amend the Plan to reflect changes in applicable law.

     (c) Committee Action. Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

     (d) Determinations Final. The determination of the Committee on all matters relating to the Plan or any Grant Certificate shall be final, binding and conclusive.

     (e) Limit on Committee Members' Liability. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

1.3  PERSONS ELIGIBLE FOR AWARDS

     The persons eligible to receive awards under the Plan are those officers, directors, and executive, managerial, professional or administrative employees of, and consultants to, the Company, its subsidiaries and its joint ventures (collectively, "key persons") as the Committee in its sole discretion shall select. The Committee may from time to time in its sole discretion determine that any key person shall be ineligible to receive awards under the Plan.

1.4  TYPES OF AWARDS UNDER PLAN

     Awards may be made under the Plan in the form of (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation rights, (d) dividend equivalent rights, (e) restricted stock, (f) unrestricted stock, and
(g) performance shares, all as more fully set forth in Article II. The term "award" means any of the foregoing. No incentive stock option may be granted to a person who is not an employee of the Company on the date of grant.

1.5  SHARES AVAILABLE FOR AWARDS

     (a) Aggregate Number Available; Certificate Legends. The total number of shares of common stock of the Company ("Common Stock") with respect to which awards may be granted pursuant to the Plan shall not exceed 5,000,000 shares and no more than 1,000,000 of those shares may be granted pursuant to restricted stock awards. Shares issued pursuant to the Plan may be authorized but unissued Common Stock, authorized and issued Common Stock held in the Company's treasury or Common Stock acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.

     (b) Adjustment Upon Changes in Common Stock. Upon certain changes in Common Stock, the number of shares of Common Stock available for issuance with respect to awards that may be granted under the Plan pursuant to Section 1.5(a), shall be adjusted pursuant to Section 3.7(a).

     (c) Certain Shares to Become Available Again. The following shares of Common Stock shall again become available for awards under the Plan: any shares that are subject to an award under the Plan and that remain unissued upon the cancellation or termination of such award for any reason whatsoever; any shares of restricted stock forfeited pursuant to Section 2.7(e), provided that any dividends paid on such shares are also forfeited pursuant to such Section 2.7(e); and any shares in respect of which a stock appreciation right or performance share award is settled for cash.

     (d) Individual Limit. Except for the limits set forth in this Section 1.5(d) and in Section 2.2(h), no provision of this Plan shall be deemed to limit the number or value of shares with respect to which the Committee may make awards to any eligible person. Subject to adjustment as provided in Section 3.7(a), the total number of shares of Common Stock with respect to which awards may be granted to any one employee of the Company or a subsidiary during any one calendar year shall not exceed 500,000 shares. Stock options and stock appreciation rights granted and subsequently canceled or deemed to be canceled in a calendar year count against this limit even after their cancellation.

1.6  DEFINITIONS OF CERTAIN TERMS

     (a) The "Fair Market Value" of a share of Common Stock on any day shall be the closing price on the New York Stock Exchange as reported for such day in The Wall Street Journal or, if no such price is reported for such day, the average of the high bid and low asked price of Common Stock as reported for such day. If no quotation is made for the applicable day, the Fair Market Value of a share of Common Stock on such day shall be determined in the manner set forth in the preceding sentence using quotations for the next preceding day for which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable day. Notwithstanding the foregoing, if deemed necessary or appropriate by the Committee, the Fair Market Value of a share of Common Stock on any day shall be determined by the Committee. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

     (b) The term "incentive stock option" means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Grant Certificate. Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a "non-qualified stock option."

     (c) A grantee shall be deemed to have a "termination of employment" upon
(i) the date the grantee ceases to be employed by, or to provide consulting services for, the Company, any Company subsidiary or Company joint venture, or any corporation (or any of its subsidiaries) which assumes the grantee's award in a transaction to which section 424(a) of the Code applies; (ii) the date the grantee ceases to be a Board member; or (iii) in the case of a grantee who is, at the time of reference, both an employee or consultant and a Board member, the later of the dates determined pursuant to subparagraphs (i) and (ii) above. For purposes of clause (i) above, a grantee who continues his employment or consulting relationship with: (A) a Company subsidiary subsequent to its sale by the Company, or (B) a Company joint venture subsequent to the Company's sale of its interests in such joint venture, shall have a termination of employment upon the date of such sale. The Committee may in its discretion determine whether any leave of absence constitutes a termination of employment for purposes of the Plan and the impact, if any, of any such leave of absence on awards theretofore made under the Plan. Such determinations of the Committee shall be final, binding and conclusive.

     (d) The terms "parent corporation" and "subsidiary corporation" shall have the meanings given them in section 424(e) and (f) of the Code, respectively.

     (e) The term "employment" shall be deemed to mean an employee's employment with, or a consultant's provision of services to, the Company, any Company subsidiary or any Company joint venture and each Board member's service as a Board member.

     (f) The term "cause" in connection with a termination of employment by reason of a dismissal for cause shall mean:

          (i) to the extent that there is an employment, severance or other agreement governing the relationship between the grantee and the Company, a Company subsidiary or a Company joint venture, which agreement contains a definition of "cause," cause shall consist of those acts or omissions that would constitute "cause" under such agreement; and otherwise,

          (ii) the grantee's termination of employment by the Company or an affiliate on account of any one or more of the following:

             (A) any failure by the grantee substantially to perform the grantee's employment duties;

             (B) any excessive unauthorized absenteeism by the grantee;

             (C) any refusal by the grantee to obey the lawful orders of the Board or any other person or committee to whom the grantee reports;

             (D) any act or omission by the grantee that is or may be injurious to the Company, monetarily or otherwise;

             (E) any act by the grantee that is inconsistent with the best interests of the Company;

             (F) the grantee's material violation of any of the Company's policies, including, without limitation, those policies relating to discrimination or sexual harassment;

             (G) the grantee's unauthorized (a) removal from the premises of the Company or an affiliate of any document (in any medium or form) relating to the Company or an affiliate or the customers or clients of the Company or an affiliate or (b) disclosure to any person or entity of any of the Company's, or its affiliates', confidential or proprietary information;

             (H) the grantee's commission of any felony, or any other crime involving moral turpitude; and

             (I) the grantee's commission of any act involving dishonesty or fraud.

Notwithstanding the foregoing, in determining whether a termination of employment by reason of a dismissal for cause has occurred pursuant to Section 1.6(f)(ii) for the purposes of Section 3.8 (b)(iii), reference shall be made solely to subsections (C), (F), (G), (H), and (I) of Section 1.6 (f)(ii).

     Any rights the Company may have hereunder in respect of the events giving rise to cause shall be in addition to the rights the Company may have under any other agreement with a grantee or at law or in equity. Any determination of whether a grantee's employment is (or is deemed to have been) terminated for cause shall be made by the Committee in its discretion, which determination shall be final, binding and conclusive on all parties. If, subsequent to a grantee's voluntary termination of employment or involuntary termination of employment without cause, it is discovered that the grantee's employment could have been terminated for cause, the Committee may deem such grantee's employment to have been terminated for cause. A grantee's termination of employment for cause shall be effective as of the date of the occurrence of the event giving rise to cause, regardless of when the determination of cause is made.

                                   ARTICLE II

                             AWARDS UNDER THE PLAN

2.1  AGREEMENTS EVIDENCING AWARDS

     Each award granted under the Plan (except an award of unrestricted stock) shall be evidenced by a written certificate ("Grant Certificate") which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an award pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Grant Certificate.

2.2 GRANT OF STOCK OPTIONS, STOCK APPRECIATION RIGHTS AND DIVIDEND EQUIVALENT RIGHTS

     (a) Stock Option Grants. The Committee may grant incentive stock options and non-qualified stock options (collectively, "options") to purchase shares of Common Stock from the Company, to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan.

     (b) Stock Appreciation Right Grants; Types of Stock Appreciation
Rights. The Committee may grant stock appreciation rights to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan. The terms of a stock appreciation right may provide that it shall be automatically exercised for a cash payment upon the happening of a specified event that is outside the control of the grantee, and that it shall not be otherwise exercisable. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted in connection with a non-qualified stock option may be granted at or after the time of grant of such option. A stock appreciation right granted in connection with an incentive stock option may be granted only at the time of grant of such option.

     (c) Nature of Stock Appreciation Rights. The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Grant Certificate, to receive from the Company an amount equal to
(i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over the Fair Market Value of a share of Common Stock on the date of grant (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (ii) the number of shares with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, all as the Committee shall determine in its sole discretion. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be reduced by the number of shares with respect to which the option is exercised.

     (d) Option Exercise Price. Each Grant Certificate with respect to an option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Committee in its sole discretion; provided, however, that the option exercise price of an incentive stock option shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted, and provided further that in no event shall the option exercise price be less than the par value of a share of Common Stock.

     (e) Exercise Period. Each Grant Certificate with respect to an option or stock appreciation right shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Committee in its sole discretion; provided, however, that no incentive stock option (or a stock appreciation right granted in connection with an incentive stock option) shall be exercisable more than 10 years after the date of grant, and provided further that, except as and to the extent that the Committee may otherwise provide pursuant to Sections 2.5, 3.7 or 3.8, no option or stock appreciation right shall be exercisable prior to the first anniversary of the date of grant. (See the default exercise period provided for under Sections 2.3(a) and (b).)

     (f) Reload Options. The Committee may in its sole discretion include in any Grant Certificate with respect to an option (the "original option") a provision that an additional option (the "reload option") shall be granted to any grantee who, pursuant to Section 2.3 (e) (ii), delivers shares of Common Stock in partial or full payment of the exercise price of the original option. The reload option shall be for a number of shares of Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of Common Stock on the date of exercise of the original option, and shall have an expiration date no later than the expiration date of the original option. In the event that a Grant Certificate provides for the grant of a reload option, such Agreement shall also provide that the exercise price of the original option be no less than the Fair Market Value of a share of Common Stock on its date of grant, and that any shares that are delivered pursuant to
Section 2.3 (e) (ii) in payment of such exercise price shall have been held for at least six months.

     (g) Dividend Equivalent Rights. The Committee may in its sole discretion include in any Grant Certificate with respect to an option, stock appreciation right or performance shares, a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of Common Stock covered by such award if such shares were then outstanding. In the event such a provision is included in a Grant Certificate, the Committee shall determine whether such payments shall be made in cash or in shares of Common Stock, whether they shall be conditioned upon the exercise of the award to which they relate, the time or times at which they shall be made, and such other vesting and forfeiture provisions and other terms and conditions as the Committee shall deem appropriate. Notwithstanding the foregoing, no dividend equivalent rights shall be conditioned on the exercise of any option or stock appreciation right if and to the extent that such dividend equivalent right would cause the compensation represented by such option or stock appreciation right not to constitute performance-based compensation under section 162(m) of the Code.

     (h) Incentive Stock Option Limitation: Exercisability. To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are first exercisable by any employee during any calendar year shall exceed $100,000, or such higher amount as may be permitted from time to time under section 422 of the Code, such options shall be treated as non-qualified stock options.

     (i) Incentive Stock Option Limitation: 10% Owners. Notwithstanding the provisions of paragraphs (d) and (e) of this Section 2.2, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b) (6) of the Code) unless (i) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (ii) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

2.3 EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS

     Subject to the other provisions of this Article II, each option or stock appreciation right granted under the Plan shall be exercisable as follows:

     (a) Beginning of Exercise Period. Unless the applicable Grant Certificate otherwise provides, an option or stock appreciation right shall become exercisable in three installments of 25%, 25% and 50%, respectively, of the shares subject to such option or stock appreciation right; the first installment shall become exercisable on the first anniversary of the date of grant and the remaining two installments shall become exercisable, respectively, on the second and third anniversaries of the date of grant.

     (b) End of Exercise Period. Unless the applicable Grant Certificate otherwise provides, once an installment becomes exercisable, it shall remain exercisable until the earlier of (i) the tenth anniversary of the date of grant of the award or (ii) the expiration, cancellation or termination of the award.

     (c) Timing and Extent of Exercise. Unless the applicable Grant Certificate otherwise provides, an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such award is then exercisable. A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised.

     (d) Notice of Exercise. An option or stock appreciation right shall be exercised by the filing of a written notice with the Company or the Company's designated exchange agent (the "exchange agent"), on such form and in such manner as the Committee shall in its sole discretion prescribe.

     (e) Payment of Exercise Price. Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (i) by certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for the full option exercise price; or (ii) with the consent of the Committee, by delivery of shares of Common Stock having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for any remaining portion of the full option exercise price; or (iii) at the discretion of the Committee and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Committee may from time to time prescribe (whether directly or indirectly through the exchange agent).

     (f) Delivery of Certificates Upon Exercise. Promptly after receiving payment of the full option exercise price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares, the Company or its exchange agent shall, subject to the provisions of Section 3.2, deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, an optionee may direct the Company, or its exchange agent as the case may be, to deliver the stock certificate(s) to the optionee's stockbroker.

     (g) No Stockholder Rights. No grantee of an option or stock appreciation right (or other person having the right to exercise such award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in Section 1.5(b), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.4 COMPENSATION IN LIEU OF EXERCISE OF AN OPTION

     Upon written application of the grantee of an option, the Committee may in its sole discretion determine to substitute, for the exercise of such option, compensation to the grantee not in excess of the difference between the option exercise price and the Fair Market Value of the shares covered by such written application on the date of such application. Such compensation may be in cash, in shares of Common Stock, or both, and the payment thereof may be subject to conditions, all as the Committee shall determine in its sole discretion.

In the event compensation is substituted pursuant to this Section 2.4 for the exercise, in whole or in part, of an option, the number of shares subject to the option shall be reduced by the number of shares for which such compensation is substituted.

2.5 TERMINATION OF EMPLOYMENT; DEATH SUBSEQUENT TO A TERMINATION OF EMPLOYMENT

     (a) General Rule.  Except to the extent otherwise provided in paragraphs
(b), (c), (d) or (e) of this Section 2.5 or Section 3.8(b)(iii), a grantee who incurs a termination of employment may exercise any outstanding option or stock appreciation right on the following terms and conditions: (i) exercise may be made only to the extent that the grantee was entitled to exercise the award on the termination of employment date; and (ii) exercise must occur within three months after termination of employment but in no event after the original expiration date of the award.

     (b) Dismissal for Cause; Resignation. If a grantee incurs a termination of employment as the result of a dismissal for cause or resignation without the Company's prior consent, all options and stock appreciation rights not theretofore exercised shall terminate upon the grantee's termination of employment.

     (c) Retirement. If a grantee incurs a termination of employment as the result of his retirement, then any outstanding option or stock appreciation right shall be exercisable on the following terms and conditions: (i) exercise may be made only to the extent that the grantee was entitled to exercise the award on the termination of employment date; and (ii) exercise must occur by the earlier of (A) the third anniversary of such termination of employment, or (B) the original expiration date of the award. For this purpose "retirement" shall mean a grantee's termination of employment, under circumstances other than those described in paragraph (b) above, on or after: (x) his 65th birthday, (y) the date on which he has attained age 60 and completed at least six years of vesting service (within the meaning of the Company's 401(k) and profit-sharing plan as it may be amended from time to time) or (z) if approved by the Committee, on or after he has completed at least 20 years of vesting service.

     (d) Disability. If a grantee incurs a termination of employment by reason of a disability (as defined below), then any outstanding option or stock appreciation right shall be exercisable on the following terms and conditions:
(i) exercise may be made only to the extent that the grantee was entitled to exercise the award on such termination of employment; and (ii) exercise must occur by the earlier of (A) the first anniversary of the grantee's termination of employment, or (B) the original expiration date of the award. For this purpose "disability" shall mean: (x) except in connection with an incentive stock option, any physical or mental condition that would qualify a grantee for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, a physical or mental condition that prevents the grantee from performing the essential functions of the grantee's position (with or without reasonable accommodation) for a period of six consecutive months and (y) in connection with an incentive stock option, a disability described in section 422(c)(6) of the Code. The existence of a disability shall be determined by the Committee in its absolute discretion.

     (e) Death.

          (i) Termination of Employment as a Result of Grantee's Death. If a grantee incurs a termination of employment as the result of his death, then any outstanding option or stock appreciation right shall be exercisable on the following terms and conditions: (A) exercise may be made only to the extent that the grantee was entitled to exercise the award on such termination of employment; and (B) exercise must occur by the earlier of
     (1) the first anniversary of the grantee's termination of employment, or
     (2) the original expiration date of the award.

          (ii) Death Subsequent to a Termination of Employment. If a grantee dies subsequent to incurring a termination of employment but prior to the expiration of the exercise period with respect to a non-qualified stock option or a stock appreciation right (as provided by paragraphs (a), (c), or (d) above), then the award shall remain exercisable until the earlier to occur of (A) the first anniversary of the grantee's date of death or (B) the original expiration date of the award.

          (iii) Restrictions on Exercise Following Death. Any such exercise of an award following a grantee's death shall be made only by the grantee's executor or administrator or other duly appointed representative reasonably acceptable to the Committee, unless the grantee's will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee's personal representative or the recipient of a specific disposition under the grantee's will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Grant Certificate which would have applied to the grantee including, without limitation, the provisions of Sections 3.2 and 3.8 hereof.

     (f) Special Rules for Incentive Stock Options. No option that remains exercisable for more than three months following a grantee's termination of employment for any reason other than death or disability, or for more than one year following a grantee's termination of employment as the result of his becoming disabled, may be treated as an incentive stock option.

     (g) Committee Discretion. The Committee, in the applicable Grant Certificate, may waive or modify the application of the foregoing provisions of this Section 2.5.

2.6  TRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

     Except as otherwise provided in an applicable Grant Certificate evidencing an option or stock appreciation right, during the lifetime of a grantee, each option or stock appreciation right granted to a grantee shall be exercisable only by the grantee and no option or stock appreciation right shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable Grant Certificate evidencing an option (other than an incentive stock option to the extent inconsistent with the requirements of section 422 of the Code applicable to incentive stock options), permit a grantee to transfer all or some of the options to (A) the grantee's spouse, children or grandchildren ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or
(C) other parties approved by the Committee in its absolute discretion. Following any such transfer, any transferred options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

2.7  GRANT OF RESTRICTED STOCK

     (a) Restricted Stock Grants. The Committee may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such vesting and forfeiture provisions and other terms and conditions as the Committee shall determine in its sole discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by accepting delivery of a restricted stock agreement in such form as the Committee shall determine and, in the event the restricted shares are newly issued by the Company, makes payment to the Company or its exchange agent by certified or official bank check (or the equivalent thereof acceptable to the Company) in an amount at least equal to the par value of the shares covered by the award.

     (b) Issuance of Stock Certificate(s). Promptly after a grantee accepts a restricted stock award, the Company or its exchange agent shall issue to the grantee a stock certificate or stock certificates for the shares of Common Stock covered by the award or shall establish an account evidencing ownership of the stock in uncertificated form. Upon the issuance of such stock certificate(s), or establishment of such account, the grantee shall have the rights of a stockholder with respect to the restricted stock, subject to: (i) the nontransferability restrictions and forfeiture provision described in paragraphs
(d) and (e) of this Section 2.7; (ii) in the Committee's discretion, to a requirement that any dividends paid on such shares shall be held in escrow until all restrictions on such shares have lapsed; and (iii) any other restrictions and conditions contained in the applicable restricted stock agreement.

     (c) Custody of Stock Certificate(s). Unless the Committee shall otherwise determine, any stock certificates issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable restricted stock agreement. The Committee may direct that such stock certificate(s) bear a legend setting forth the applicable restrictions on transferability.

     (d) Nontransferability. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable restricted stock agreement. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse.

     (e) Consequence of Termination of Employment. A grantee's termination of employment for any reason (including death) shall cause the immediate forfeiture of all shares of restricted stock that have not yet vested as of the date of such termination of employment. All dividends paid on such shares also shall be forfeited, whether by termination of any escrow arrangement under which such dividends are held, by the grantee's repayment of dividends he received directly, or otherwise.

2.8  GRANT OF UNRESTRICTED STOCK

     The Committee may grant (or sell at a purchase price at least equal to par value) shares of Common Stock free of restrictions under the Plan, to such key persons and in such amounts and subject to such forfeiture provisions as the Committee shall determine in its sole discretion. Shares may be thus granted or sold in respect of past services or other valid consideration.

2.9  GRANT OF PERFORMANCE SHARES

     (a) Performance Share Grants. The Committee may grant performance share awards to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall in its sole discretion determine, subject to the provisions of the Plan. Such an award shall entitle the grantee to acquire shares of Common Stock, or to be paid the value thereof in cash, as the Committee shall determine, if specified performance goals are met. Performance shares may be awarded independently of, or in connection with, any other award under the Plan. A grantee shall have no rights with respect to a performance share award unless such grantee accepts the award by accepting delivery of a Grant Certificate at such time and in such form as the Committee shall determine.

     (b) Stockholder Rights. The grantee of a performance share award will have the rights of a stockholder only as to shares for which a stock certificate has been issued pursuant to the award and not with respect to any other shares subject to the award.

     (c) Consequence of Termination of Employment. Except as may otherwise be provided by the Committee at any time prior to a grantee's termination of employment, the rights of a grantee of a performance share award shall automatically terminate upon the grantee's termination of employment by the Company and its subsidiaries for any reason (including death).

     (d) Exercise Procedures; Automatic Exercise. At the discretion of the Committee, the applicable Grant Certificate may set out the procedures to be followed in exercising a performance share award or it may provide that such exercise shall be made automatically after satisfaction of the applicable performance goals.

     (e) Tandem Grants; Effect on Exercise. Except as otherwise specified by the Committee, (i) a performance share award granted in tandem with an option may be exercised only while the option is exercisable, (ii) the exercise of a performance share award granted in tandem with any other award shall reduce the number of shares subject to such other award in the manner specified in the applicable Grant Certificate, and (iii) the exercise of any award granted in tandem with a performance share award shall reduce the number of shares subject to the latter in the manner specified in the applicable Grant Certificate.

     (f) Nontransferability. Performance shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable Grant Certificate. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the performance shares shall lapse.

                                  ARTICLE III

                                 MISCELLANEOUS

3.1  AMENDMENT OF THE PLAN; MODIFICATION OF AWARDS

     (a) Amendment of the Plan. The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board or the Committee that in any way alters or affects the tax treatment of any award shall not be considered to materially impair any rights of any grantee.

     (b) Stockholder Approval Requirement. Stockholder approval shall be required with respect to any amendment to the Plan which (i) increases the aggregate number of shares which may be issued pursuant to incentive stock options or changes the class of employees eligible to receive such options; or
(ii) materially increases the benefits under the Plan to persons whose transactions in Common Stock are subject to section 16(b) of the 1934 Act or increases the benefits under the Plan to someone who is, or who is anticipated to be a "162(m) covered employee" (as defined in Section 3.9(a)(i)), materially increases the number of shares which may be issued to such persons, or materially modifies the eligibility requirements affecting such persons.

     (c) Modification of Awards. The Committee may cancel any award under the Plan. The Committee also may amend any outstanding Grant Certificate, including, without limitation, by amendment which would: (i) accelerate the time or times at which the award becomes unrestricted or may be exercised, provided that, except as and to the extent that the Committee may otherwise provide pursuant to
Section 2.5, 3.7 or 3.8, no option or stock appreciation right shall be exercisable prior to the first anniversary of its date of grant; (ii) waive or amend any goals, restrictions or conditions set forth in the Agreement; or (iii) waive or amend the operation of Section 2.5 with respect to the termination of the award upon termination of employment. However, any such cancellation or amendment (other than an amendment pursuant to Sections 3.7 or 3.8(b)) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award).

3.2  CONSENT REQUIREMENT

     (a) No Plan Action without Required Consent. If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

     (b) Consent Defined. The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

3.3  NONASSIGNABILITY

     Except as provided in Sections 2.5(e), 2.6, 2.7(d) and 2.9(f): (a) no award or right granted to any person under the Plan or under any Grant Certificate shall be assignable or transferable other than by will or by the laws of descent and distribution; and (b) all rights granted under the Plan or any Grant Certificate shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative.

3.4  REQUIREMENT OF NOTIFICATION OF ELECTION UNDER SECTION 83(B) OF THE CODE

     If any grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in section 83(b) ), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

3.5 REQUIREMENT OF NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER SECTION 421(B) OF THE CODE

     Each Grant Certificate with respect to an incentive stock option shall require the grantee to notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

3.6  WITHHOLDING TAXES

     (a) With Respect to Cash Payments. Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and other governmental tax withholding requirements related to such payment.

     (b) With Respect to Delivery of Common Stock. Whenever shares of Common Stock are to be delivered pursuant to an award under the Plan, the Company shall be entitled to require as a condition of delivery that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related thereto. With the approval of the Committee, which the Committee shall have sole discretion whether or not to give, the grantee may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an award.

3.7  ADJUSTMENT UPON CHANGES IN COMMON STOCK

     (a) Shares Available for Grants. In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Common Stock with respect to which the Committee may grant awards under Article II hereof, as described in Section 1.5(a), and the individual annual limit described in Section 1.5(d), shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Common Stock with respect to which awards: (i) may be granted under Article II hereof and (ii) granted to any one employee of the Company or a subsidiary during any one calendar year, in each case as the Committee may deem appropriate, unless such adjustment would cause any award that would otherwise qualify as performance based compensation with respect to a "162(m) covered employee" (as defined in Section 3.9(a)(i)), to cease to so qualify.

     (b) Outstanding Restricted Stock and Performance Shares. Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a grantee with respect to a share of restricted stock, the issue date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise will not vest until such share of restricted stock vests, and shall be promptly deposited with the Company or other custodian designated pursuant to Section 2.7(c) hereof.

     The Committee may, in its absolute discretion, adjust any grant of shares of restricted stock, the issue date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of performance shares, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of grantees.

     (c) Outstanding Options, Stock Appreciation Rights and Dividend Equivalent Rights -- Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares of Common Stock subject to each outstanding option and stock appreciation right, and the exercise price-per-share of Common Stock of each such option and stock appreciation right and the number of any related dividend equivalent rights.

     (d) Outstanding Options, Stock Appreciation Rights and Dividend Equivalent Rights -- Certain Mergers. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each option, stock appreciation right and dividend equivalent right outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such option, stock appreciation right or dividend equivalent right would have received in such merger or consolidation.

     (e) Outstanding Options, Stock Appreciation Rights and Dividend Equivalent Rights -- Certain Other Transactions. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

          (A) cancel, effective immediately prior to the occurrence of such event, each option and stock appreciation right (including each dividend equivalent right related thereto) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right was granted an amount in cash, for each share of Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (x) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (y) the exercise price of such option or stock appreciation right; or

          (B) provide for the exchange of each option and stock appreciation right (including any related dividend equivalent right) outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right and dividend equivalent right with respect to, as appropriate, some or all of the property which a holder of the number of shares of Common Stock subject to such option or stock appreciation right would have received and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option, stock appreciation right or dividend equivalent right or, if appropriate, provide for a cash payment to the grantee to whom such option or stock appreciation right was granted in partial consideration for the exchange of the option or stock appreciation right.

     (f) Outstanding Options, Stock Appreciation Rights and Dividend Equivalent Rights -- Other Changes. In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 3.7(c), (d) or (e) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to options, stock appreciation rights and dividend equivalent rights outstanding on the date on which such change occurs and in the per-share exercise price of each such option and stock appreciation right as the Committee may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Committee determines it is appropriate, the Committee may elect to cancel each option and stock appreciation right (including each dividend equivalent right related thereto) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right was granted an amount in cash, for each share of Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (i) the Fair Market Value of Common Stock on the date of such cancellation over (ii) the exercise price of such option or stock appreciation right.

     (g) No Other Rights. Except as expressly provided in the Plan, no grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an award or the exercise price of any option or stock appreciation right.

3.8  CHANGE IN CONTROL

     (a) Change in Control Defined. For purposes of this Section 3.8, a "Change in Control" shall be deemed to have occurred upon the happening of any of the following events: (i) any "person," including a "group," as such terms are defined in sections 13(d) and 14(d) of the 1934 Act and the rules promulgated thereunder, becomes the beneficial owner, directly or indirectly, whether by purchase or acquisition or agreement to act in concert or otherwise, of 20% or more of the outstanding shares of Common Stock of the Company; (ii) a cash tender or exchange offer for 50% or more of the outstanding shares of Common Stock of the Company is commenced; (iii) the shareholders of the Company approve an agreement to merge, consolidate, liquidate, or sell all or substantially all of the assets of the Company; or (iv) two or more directors are elected to the Board without having previously been nominated and approved by the members of the Board incumbent on the day immediately preceding such election.

     (b) Effect of a Change in Control.  Upon the occurrence of a Change in
Control:

          (i) notwithstanding any other provision of this Plan, any award then outstanding shall become fully vested and any award in the form of an option or stock appreciation right shall be immediately exercisable;

          (ii) to the extent permitted by law, the Committee may, in its sole discretion, amend any Grant Certificate in such manner as it deems appropriate;

          (iii) a grantee who incurs a termination of employment for any reason, other than a dismissal for cause, concurrent with or within one year following the Change in Control may exercise any outstanding option or stock appreciation right, but only to the extent that the grantee was entitled to exercise the award on his termination of employment date, until the earlier of (A) the original expiration date of the award and (B) the later of (x) the date provided for under the terms of Section 2.5 without reference to this Section 3.8(b)(iii) and (y) the first anniversary of the grantee's termination of employment.

     (c) Miscellaneous. Whenever deemed appropriate by the Committee, any action referred to in paragraph (b) (ii) of this Section 3.8 may be made conditional upon the consummation of the applicable Change in Control transaction.

3.9  LIMITATIONS IMPOSED BY SECTION 162(M)

     (a) Qualified Performance-Based Compensation. To the extent the Committee determines it is desirable to grant an award to an individual it anticipates might be a "162(m) covered employee" (as defined below), with respect to which award the compensation realized by the grantee will or may not otherwise be deductible by operation of section 162(m) of the Code, the Committee may, as part of its effort to have such an award treated as "qualified performance-based compensation" within the meaning of Code section 162(m), make the vesting of the award subject to the attainment of one or more preestablished objective performance goals.

          (i) An individual is a "162(m) covered employee" if, as of the last day of the Company's taxable year for which the compensation related to an award would otherwise be deductible (without regard to section 162(m)), he or she is (A) the chief executive officer of the Company (or is acting in such capacity) or (B) one of the four highest compensated officers of the Company other than the chief executive officer. Whether an individual is described in either clause (A) or (B) above shall be determined in accordance with applicable regulations under section 162(m) of the Code.

          (ii) If the Committee has determined to grant an award to an individual it anticipates might be a 162(m) covered employee pursuant to this Section 3.9(a), then prior to the earlier to occur of (A) the first day after 25% of each period of service to which the performance goal relates has elapsed and (B) the ninety first (91st) day of such period and, in either case, while the performance outcome remains substantially uncertain, the Committee shall set one or more objective performance goals for each such 162(m) covered person for such period. Such goals shall be expressed in terms of (A) one or more corporate or divisional earnings-based measures (which may be based on net income, operating income, cash flow, residual income or any combination thereof) and/or (B) one or more corporate or divisional sales-based measures. Each such goal may be expressed on an absolute and/or relative basis, may employ comparisons with past performance of the Company (including one or more divisions) and/or the current or past performance of other companies, and in the case of earnings-based measures, may employ comparisons to capital, stockholders' equity and shares outstanding. The terms of the award shall state an objective formula or standard for computing the amount of compensation payable, and shall preclude discretion to increase the amount of compensation payable, if the goal is attained.

          (iii) Except as otherwise provided herein, the measures used in performance goals set under the Plan shall be determined in accordance with generally accepted accounting principles ("GAAP") and in a manner consistent with the methods used in the Company's regular reports on Forms 10-K and 10-Q, without regard to any of the following unless otherwise determined by the Committee consistent with the requirements of section 162(m)(4)(C) and the regulations thereunder: (A) all items of gain, loss or expense for the period that are related to special, unusual or nonrecurring items, events or circumstances affecting the Company or the financial statements of the Company; (B) all items of gain, loss or expense for the period that are related to (x) the disposal of a business or discontinued operations or (y) the operations of any business acquired by the Company during the period; and (C) all items of gain, loss or expense for the period that are related to changes in accounting principles or to changes in applicable law or regulations.

     (b) Nonqualified Deferred Compensation. Notwithstanding any other provision hereunder, prior to a Change in Control, if and to the extent that the Committee determines the Company's federal tax deduction in respect of an award may be limited as a result of section 162(m) of the Code, the Committee may take the following actions:

          (i) With respect to options, stock appreciation rights or dividend equivalent rights, the Committee may delay the exercise or payment, as the case may be, in respect of such options, stock appreciation rights or dividend equivalent rights until a date that is within 30 days after the earlier to occur of (A) the date that compensation paid to the grantee no longer is subject to the deduction limitation under section 162(m) of the Code and (B) the occurrence of a Change in Control. In the event that a grantee exercises an option, stock appreciation right or would receive a payment in respect of a dividend equivalent right at a time when the grantee is a 162(m) covered employee, and the Committee determines to delay the exercise or payment, as the case may be, in respect of any such award, the Committee shall credit cash or, in the case of an amount payable in Common Stock, the Fair Market Value of the Common Stock, payable to the grantee to a book account. The grantee shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the grantee other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the grantee in the future.

          (ii) With respect to restricted stock, unrestricted stock or performance shares, the Committee may require the grantee to surrender to the Committee any certificates with respect to restricted stock and unrestricted stock and agreements with respect to performance shares, in order to cancel the awards of such restricted stock, unrestricted stock and performance shares (and any related dividend equivalent rights). In exchange for such cancellation, the Committee shall credit to a book account a cash amount equal to the Fair Market Value of the shares of Common Stock subject to such awards. The amount credited to the book account shall be paid to the grantee within 30 days after the earlier to occur of (A) the date that compensation paid to the grantee no longer is subject to the deduction limitation under section 162(m) of the Code and
     (B) the occurrence of a Change in Control. The grantee shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the grantee other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the grantee in the future.

3.10  RIGHT OF DISCHARGE RESERVED

     Nothing in the Plan or in any Grant Certificate shall confer upon any grantee the right to continue his employment or affect any right which the Company may have to terminate such employment.

3.11  NATURE OF PAYMENTS

     (a) Consideration for Services Performed. Any and all grants of awards and issuances of shares of Common Stock under the Plan shall be in consideration of services performed for the Company by the grantee.

     (b) Not Taken into Account for Benefits. All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the grantee, unless such plan or agreement specifically otherwise provides.

3.12  NON-UNIFORM DETERMINATIONS

     The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or who are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Grant Certificates, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 1.6(c).

3.13  OTHER PAYMENTS OR AWARDS

     Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.14  HEADINGS

     Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.

3.15  EFFECTIVE DATE AND TERM OF PLAN

     (a) Adoption; Stockholder Approval. The Plan was adopted by the Board on March 9, 2000, subject to approval by the Company's stockholders. All awards under the Plan prior to such stockholder approval are subject in their entirety to such approval. If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all awards thereunder shall terminate on that date.

     (b) Termination of Plan. Unless sooner terminated by the Board or pursuant to Paragraph (a) above, the provisions of the Plan respecting the grant of incentive stock options shall terminate on the tenth anniversary of the adoption of the Plan by the Board, and no incentive stock option awards shall thereafter be made under the Plan. All such awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Grant Certificates.

3.16  RESTRICTION ON ISSUANCE OF STOCK PURSUANT TO AWARDS

     The Company shall not permit any shares of Common Stock to be issued pursuant to Awards granted under the Plan unless such shares of Common Stock are fully paid and non-assessable, within the meaning of Section 152 of the Delaware General Corporation Law, except as otherwise permitted by Section 153(c) of the Delaware General Corporation Law.

3.17  GOVERNING LAW

     Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

                           [LIZ CLAIBORNE, INC. LOGO]

                              LIZ CLAIBORNE, INC.

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2000

           The undersigned hereby appoints PAUL R. CHARRON and DENISE V SEEGAL, and each of them, as proxies, with full power of substitution,
P to vote all shares of Common Stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of LIZ CLAIBORNE, INC., to be
R held at the offices of Liz Claiborne, Inc. at One Claiborne Avenue, North Bergen, New Jersey, on Thursday, May 11, 2000 at 10:00 a.m.,
O prevailing local time, and at any adjournments or postponements thereof, as set forth on the reverse side hereof.
X
             THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF LIZ
Y CLAIBORNE, INC. AND WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED WITH RESPECT TO THE ELECTION OF DIRECTORS, THE APPROVAL OF THE LIZ CLAIBORNE INC. 2000 STOCK INCENTIVE PLAN, THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S ACCOUNTANTS, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.
         TO FOLLOW THE BOARD OF DIRECTORS' RECOMMENDATIONS, SIMPLY SIGN ON THE REVERSE SIDE; NO BOX NEED BE CHECKED.


                            YOUR VOTE IS IMPORTANT.
 PLEASE SIGN, DATE AND RETURN THIS PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND
                                  THE MEETING.


                   (Please date and sign on the reverse side)
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -



                         ANNUAL MEETING OF STOCKHOLDERS
                                 LIZ CLAIBORNE

                                  MAY 11, 2000
                                   10:00 A.M.

                             OFFICES OF THE COMPANY
                              ONE CLAIBORNE AVENUE
                            NORTH BERGEN, NEW JERSEY
                                 (201) 295-6000

                     FOR DIRECTIONS, CALL (201) 295-6222

                           WE INVITE YOU TO JOIN US.



                             YOUR VOTE IS IMPORTANT
                             ======================

               PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND
                  PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

                                                               6727 PROXY, 2
IR
LIZ CLAIBORNE, INC.-- PROXY CARD
--------------------------------------------------------------------------------
/X/ PLEASE MARK YOUR                                                   3693
    VOTES AS IN THIS
    EXAMPLE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the nominees named herein and FOR Proposals 2 and 3.
--------------------------------------------------------------------------------
           The Board of Directors recommends a vote FOR all nominees
                             and FOR Proposals 2 and 3.
--------------------------------------------------------------------------------

1.   Election           FOR     WITHHELD
     of Directors.     /  /       /  /         NOMINEES            TERM EXPIRING
                                               Bernard W. Aronson      2003
                                               Nancy J. Karch          2003
                                               Paul E. Tierney, Jr.    2003


FOR, except vote withheld from the following nominee(s):

---------------------------------------------------------
2. Approval of the Liz Claiborne,               FOR      AGAINST     ABSTAIN
   Inc. 2000 Stock Incentive                    /  /       /  /        /  /
   Plan

3. Ratification of Arthur Andersen              /  /       /  /        /  /
   LLP as independent public
   accountants.

4. In accordance with the named proxies discretion  upon
   such other matters as may properly come
   before the meeting and any adjournments
   or postponements
   thereof.
--------------------------------------------------------------------------------
Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. The undersigned acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the 2000 Annual Meeting.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SIGNATURE(S)                                               DATE



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